VANGUARD(R)
SPECIALIZED
FUNDS


VANGUARD ENERGY FUND
VANGUARD GOLD AND PRECIOUS METALS FUND
VANGUARD HEALTH CARE FUND
VANGUARD UTILITIES INCOME FUND
VANGUARD REIT INDEX FUND


[PHOTO]

ANNUAL REPORT
JANUARY 31, 2000


[THE VANGUARD GROUP LOGO]

[PHOTO]
John C. Bogle

FELLOW SHAREHOLDERS:

    Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

    I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

    Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

    While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant four years ago. What more could a man ask?

    While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

    But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/s/ JCB


CONTENTS
     REPORT FROM THE CHAIRMAN...................  1

     AFTER-TAX RETURNS REPORT...................  8

     THE MARKETS IN PERSPECTIVE................. 10

     REPORTS FROM THE ADVISERS.................. 12

     FUND PROFILES.............................. 16

     PERFORMANCE SUMMARIES...................... 25

     FINANCIAL STATEMENTS....................... 30

     REPORT OF INDEPENDENT ACCOUNTANTS.......... 52

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

    The overall U.S. stock market posted solid gains during the 12 months ended January 31, 2000, the fiscal year for the Vanguard Specialized Funds. However, results varied widely for various market sectors during the period, a fact that was reflected in the returns for the five funds. These ranged from a -1.0% decline for the REIT Index Fund to a 25.8% advance for the Energy Fund. The table at right presents the 12-month total returns (capital change plus reinvested dividends) of each fund, along with those of its comparative fund group and a relevant unmanaged index. It also presents the return of the Standard & Poor's 500 Index, which represents about 80% of the market value of U.S. stocks.

    Details on each fund, including per-share net asset values, income dividends, and any capital gains distributions, appear in the table that follows this letter.

--------------------------------------------------------------
                                             TOTAL RETURNS
                                            FISCAL YEAR ENDED
                                            JANUARY 31, 2000
--------------------------------------------------------------
VANGUARD HEALTH CARE FUND                       10.6%
Average Health/Biotechnology Fund*              29.0
S&P Health Sector Index                         -2.9
--------------------------------------------------------------
VANGUARD ENERGY FUND                            25.8%
Average Natural Resources Fund*                 31.2
S&P Energy Sector Index                         26.0
--------------------------------------------------------------
S&P 500 Index                                   10.3%
--------------------------------------------------------------
VANGUARD REIT INDEX FUND                        -1.0%
Average Real Estate Fund*                       -2.3
Morgan Stanley REIT Index                       -1.2
--------------------------------------------------------------
VANGUARD UTILITIES INCOME FUND                   2.8%
Average Utility Fund*                           17.1
Utilities Composite Index**                      3.3
--------------------------------------------------------------
VANGUARD GOLD AND PRECIOUS METALS FUND          17.5%
Average Gold-Oriented Fund*                     -4.6
Salomon Smith Barney World Equity
    Gold Index                                  14.2
--------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Weighted 63.75% S&P Utilities Index, 21.25%
  S&P Telephone Index, and 15% Lehman Utility
  Bond Index.



FINANCIAL MARKETS IN REVIEW

    The U.S. economic expansion tied an all-time endurance record and stock prices rose during the 12 months ended January 31. The Wilshire 5000 Total Market Index, which tracks the entire U.S. market, posted a 14.4% return, led by a surge in technology stocks (the tech-heavy Nasdaq Composite Index gained 58.8%).

    Big mergers were in vogue around the world, touching nearly every market sector. Among the pairings: Consolidated Edison took over Northeast Utilities (electric utilities); MCI WorldCom won a bidding battle for Sprint (long-distance phone service); Exxon acquired Mobil (oil); and Glaxo Wellcome and SmithKline Beecham agreed to a merger (pharmaceuticals). Among media companies, Internet service provider America Online took over Time Warner. In wireless communications, Vodafone AirTouch won a long battle to acquire Mannesmann.

    The stock market's advance was surprising, given the weakness of bonds during fiscal 2000. Bond prices fell as interest rates rose sharply. Yields of 10-year U.S. Treasury notes rose more than 2 percentage points, and the benchmark 30-year Treasury bond's yield increased 1.4 percentage points to 6.49%. The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a total return of -1.9%.

FISCAL 2000 PERFORMANCE OVERVIEW

Four of the five Vanguard Specialized Funds posted positive returns during the 12 months. The Energy Fund and the Gold and Precious Metals Fund enjoyed strong gains of 25.8% and 17.5%, respectively. The Health Care Fund's 10.6% return was in line with that of the large-capitalization-dominated Standard & Poor's 500 Index. The Utilities Income Fund managed only a small positive return (2.8%), while the REIT Index Fund posted a -1.0% decline, for its second consecutive down year. A detailed look at each fund's performance during fiscal 2000 and over the longer term follows.

HEALTH CARE FUND

Health-care stocks had a weak first half but revived during the second half of our fiscal year. Vanguard Health Care Fund posted a 12-month total return of 10.6%--its seventh consecutive fiscal year of positive returns. Your fund topped the S&P 500 Index by 0.3 percentage point and was well ahead of the -2.9% return of the S&P Health Sector Index, although it lagged the 29.0% average return for health/biotechnology funds.

    It was a disappointing year for the stocks of most large pharmaceutical and managed-care companies. There was one very bright spot in the health-care group--biotechnology stocks soared, with a number of individual issues doubling in price during the 12-month period. The Health Care Fund held a number of biotech stocks--including Immunex, a developer of genetically engineered drugs, which soared 152% in the last three months of 1999--but had a smaller stake in the group than a number of competing funds. Our investment adviser, Wellington Management Company, LLP, maintains a relatively conservative, diversified portfolio. As of January 31, the fund held more than 130 stocks, including major pharmaceutical firms, specialty pharmaceutical companies, medical-products providers, health-services providers, and international health-care concerns. About 9% of total assets were in cash investments at our fiscal year-end.


---------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                         TEN YEARS ENDED JANUARY 31, 2000
                                         ----------------------------------
                                           AVERAGE    FINAL VALUE OF
                                           ANNUAL       A $10,000
                                           RETURN   INITIAL INVESTMENT
---------------------------------------------------------------------------
Vanguard Health Care Fund                 22.6%           $76,462
---------------------------------------------------------------------------
Average Health/Biotechnology Fund         21.1%           $68,015
---------------------------------------------------------------------------
S&P Health Sector Index                   21.4%           $69,304
S&P 500 Index                             18.4             54,242
---------------------------------------------------------------------------


    Being diversified within the sector has worked well over the long haul for the Health Care Fund. As the table below shows, our average annual return during the past decade was 22.6%, or 1.5 percentage points better, on average, than the return posted by the average peer fund. We achieved this result with less volatility, too, thanks to our more diversified character. A $10,000 investment made ten years ago in our fund would have grown to $76,462, assuming the reinvestment of all dividends and capital gains distributions. This was nearly $8,500 more than would have resulted from an identical investment in the average fund in our peer group, an advantage equal to roughly 85% of the initial investment.

    Our fine record stems from both the skill of our adviser and the head start provided year after year by our lower operating costs. The fund's expense ratio in fiscal 2000 amounted to 0.41%, or $4.10 per $1,000 of assets, one-fourth the expense ratio of 1.67%, or $16.70 per $1,000, charged by the average health/biotechnology fund. In any given year, of course, factors such as concentration in a particular sector or fortuitous stock-picking can overwhelm the effects of low operating costs. But over the long run, it is extremely difficult to overcome an annual cost differential of 1 percentage point or more.

    As you know, the Board of Trustees closed the Health Care Fund to new investors between February and December. We took the step--and two related measures--to avert large cash inflows, which followed the fund's stunning performance in 1998 and threatened to crimp our adviser's investment approach. The cooling of the sector in 1999 dampened the fervor over health-care stocks, enabling us to reopen the fund. Its new $10,000 minimum initial investment requirement for nonretirement accounts and the extension of the 1% redemption fee to shares held less than five years (for shares purchased on or after April 19, 1999) should also serve long-term investors well.

ENERGY FUND

Vanguard Energy Fund had a robust total return of 25.8% during the fiscal year, a rebound from the steep decline it suffered the previous year. The average natural resources fund did even better, gaining 31.2%. Both your fund and its average peer far outdistanced the return of the S&P 500 Index, which includes stocks from every economic sector. The return of the Energy Fund, however, fell just short of that of the S&P Energy Sector Index.

    Sharp increases in prices for oil and natural gas pumped up shares in energy companies during the 12 months, boosting your fund's performance. Crude oil prices more than doubled--from less than $12 per barrel to nearly $30--due to increased demand from an expanding global economy and production cutbacks by oil-producing nations. Prices for natural gas increased more than 40%.

    The Energy Fund lagged its average competitor mainly because it held a larger share of assets in domestic integrated-oil companies. Stocks of these large firms--which participate in every stage of the business, from exploration and drilling to refining and marketing--did well, but not as well as those of oil-services firms. As of January 31, the fund had roughly one-quarter of its assets in domestic integrated-oil companies, with the remainder in providers of energy equipment and services, exploration companies, refining and marketing companies, and foreign energy stocks.

    Over the past decade, Vanguard Energy Fund has performed much better than its average peer, although the entire group has trailed the broad stock market. The table at right presents the average annual returns of our fund, the average natural resources fund, the S&P Energy Sector Index, and the S&P 500 Index for the decade ended January 31. It also shows the final value of hypothetical $10,000 investments made ten years ago in each, assuming the reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------
                                                TOTAL RETURNS
                                       TEN YEARS ENDED JANUARY 31, 2000
                                       ----------------------------------
                                          AVERAGE    FINAL VALUE OF
                                          ANNUAL       A $10,000
                                          RETURN   INITIAL INVESTMENT
-------------------------------------------------------------------------
Vanguard Energy Fund                       9.2%           $24,199
-------------------------------------------------------------------------
Average Natural Resources Fund             6.0%           $17,936
-------------------------------------------------------------------------
S&P Energy Sector Index                   13.1%           $34,162
S&P 500 Index                             18.4             54,242
-------------------------------------------------------------------------


    As you can see, the Energy Fund topped the return for its peer group by an average of 3.2 percentage points annually during the decade. This advantage amounted to more than $6,200, or 62% of the initial investment. However, the S&P 500 Index, which is broadly diversified, earned a return twice as high.

    Roughly one-third of the Energy Fund's advantage over its average competitor was due to our low operating costs. For the past fiscal year, our expense ratio (operating costs as a percentage of average net assets) was 0.48%, or $4.80 per $1,000 invested. This was less than one-third the expense ratio of 1.68%, or $16.80 per $1,000 invested, charged by the average natural resources fund.

REIT INDEX FUND

Vanguard REIT Index Fund had a total return of -1.0% during the 12 months ended January 31. The decline was disappointing, especially in light of the broad stock market's double-digit gain. Your fund's return was in line, however, with the -1.2% return of its unmanaged benchmark, the Morgan Stanley Real Estate Investment Trust Index, and it outpaced the average real estate fund by 1.3 percentage points.

    Prices for real estate investment trusts enjoyed a springtime rally, which apparently stemmed from news of an investment in REITs by Berkshire Hathaway, the insurance and investment company led by legendary investor Warren E. Buffett. But on the whole, it was a frustrating year for real estate stocks. Although REITs offer a high level of current income, most investors were focused on fast-growing companies, especially those engaged in technology and wireless telephony. In addition, the rise in interest rates over the course of the year hurt REITs in two ways. First, higher yields on bonds provide increased competition for high-yielding stocks. Second, higher rates result in higher operating costs for REITs with variable-rate debt. Finally, despite weak demand for REITs during the period, there was a modest increase in their supply, which put downward pressure on prices.

    Since its inception in May 1996, Vanguard REIT Index Fund has provided an average annual return of 6.2%. Though this result badly trailed the overall stock market, it was 0.5 percentage point higher than the return of the average real estate fund, and 0.3 point better than the return of the unmanaged Morgan Stanley REIT Index.

----------------------------------------------------------------------
                                           TOTAL RETURNS
                                  MAY 13, 1996, TO JANUARY 31, 2000
                                 -------------------------------------
                                      AVERAGE    FINAL VALUE OF
                                      ANNUAL       A $10,000
                                      RETURN   INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard REIT Index Fund              6.2%            $12,485
----------------------------------------------------------------------
Average Real Estate Fund              5.7%            $12,270
----------------------------------------------------------------------
Morgan Stanley REIT Index             5.9%            $12,391
----------------------------------------------------------------------


    While we cannot predict the total returns of REITs, we believe that they will continue to offer an attractive level of current income. For its part, Vanguard REIT Index Fund will at all times provide investors with broad exposure to commercial real estate at low cost. In fiscal 2000, the fund's expense ratio was 0.33%, or $3.30 per $1,000 of assets, less than one-quarter the average expense ratio of 1.51%, or $15.10 per $1,000 of assets, charged by competing REIT funds.

UTILITIES INCOME FUND

Vanguard Utilities Income Fund returned 2.8% in fiscal 2000, trailing the return of the Utilities Composite Index--an unmanaged benchmark that reflects your fund's 85% stock/15% bond target asset allocation--by 0.5 percentage point.

    Our customarily heavy weighting in electric utilities--about half of the fund's equity assets were invested in the group during the year--was a key factor in our shortfall versus the average utility fund, which returned 17.1%. Electric companies as a group declined by more than 10%. Another factor was that we did not hold a number of strong-performing stocks in companies connected with wireless telecommunications and Internet access. Many of these stocks were off-limits to the fund because they pay little or no dividends and thus aren't in keeping with our objective of providing a relatively high level of current income.

    A third factor in our shortfall versus our peers stemmed from the fund's bond component, which had a total return of -5.3% during the fiscal year. This decline was due to rising interest rates, which depress the prices of existing bonds. Our stake in bonds--which averaged about 10% of net assets--was roughly twice as large as that of the average utility fund. As of January 31, the fund's current annualized yield was 3.1%, the same as one year earlier. The Utilities Income Fund's asset allocation remained fairly constant during the fiscal year. At year-end, the fund had approximately 87% in stocks, 9% in bonds, and 4% in short-term reserves.


-----------------------------------------------------------------------
                                              TOTAL RETURNS
                                   MAY 15, 1992, TO JANUARY 31, 2000
                                  -------------------------------------
                                        AVERAGE    FINAL VALUE OF
                                        ANNUAL       A $10,000
                                        RETURN   INITIAL INVESTMENT
-----------------------------------------------------------------------
Vanguard Utilities Income Fund          13.0%        $25,656
-----------------------------------------------------------------------
Average Utility Fund                    13.6%        $26,800
-----------------------------------------------------------------------
Utilities Composite Index*              13.9%        $27,317
-----------------------------------------------------------------------

*Weighted 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June
 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index thereafter.


    Within the U.S. utilities industry, deregulation and market forces have led to a gradual shift of corporate emphasis toward growth--and away from dividends. In light of this trend, we have modified the fund's investment guidelines, effective April 1, 2000, to allow the adviser, Wellington Management Company, to invest up to 25% of the fund's assets in stocks of foreign-based utility companies. In general, international utility companies exhibit a strong commitment to dividends, so this change will help to maintain the fund's emphasis on conservative, high-yielding stocks.

    We also have eliminated, effective April 1, 2000, the guideline that the fund should invest at least 10% of assets in utility bonds. The fund's bond holdings had not substantially increased the fund's income or reduced the volatility of its returns.

    The changes in the fund's investment guidelines are not expected to alter its yield substantially. We believe these steps will serve shareholders well over the long term without changing the fund's character as a relatively conservative stock fund providing a relatively high level of current income and the opportunity for moderate long-term growth of capital and income.

    The fund's long-term record has been solid. Its average annual return of 13.0% since inception on May 15, 1992, would have increased a $10,000 investment made then to $25,656 as of January 31, assuming the reinvestment of income and capital gains. This result is just a bit behind the 13.6% return of the average utility fund, even though our larger commitment to bonds proved detrimental during the 1990s. Returns for both your fund and its real-world competitors trailed that of the Utilities Composite Index. An index is a tough benchmark because it bears no operating expenses or trading costs. Nevertheless, we'll continue striving to outperform the index and our peer funds. Our low operating costs will help us in this endeavor. In fiscal 2000, the expense ratio of the Utilities Income Fund was 0.40%, or $4 per $1,000 in net assets, 1.1 percentage points below the 1.50% expense ratio, or $15 per $1,000 in assets, charged by the average utility fund.

GOLD AND PRECIOUS METALS FUND

Vanguard Gold and Precious Metals Fund gained 17.5% during the fiscal year, a result that was very welcome to long-term gold investors, who had endured three consecutive years of negative returns. Our fund came in 3.3 percentage points ahead of the unmanaged Salomon Smith Barney World Gold Index and more than 20 percentage points above the average gold-oriented mutual fund, which returned -4.6%.

    Prices for precious metals were mixed during the fiscal year. The price of gold bullion fluctuated from a low of $253 per troy ounce (one-twelfth of a pound) in early July to $325 in late September. However, gold ended the year down by only about $3, at $283 per troy ounce. The low point was reached after the Bank of England began to auction off half of its gold reserves and the Swiss central bank said it would do the same in 2000. Prices rebounded when 15 European central banks said that they would limit gold sales over the next five years. Share prices of gold-mining companies, which are typically more volatile than the price of the metal itself, soared.

    Among other precious metals, prices of palladium and platinum surged 44% and 30%, respectively, during the 12-month period, in part because political and economic turmoil in Russia, a major producer of both metals, raised questions about future supplies. The price of copper, a "base metal" often produced in association with precious metals, rose about 30% during the fiscal year.

    The Gold and Precious Metals Fund outperformed its peers and its index benchmark during fiscal 2000 both because of our investment adviser's emphasis on well-established companies with solid management teams and because of the fund's solid stake in companies that produced a mix of precious metals. M&G Investment Management, our adviser, kept about one-quarter of the fund's assets in platinum producers, including Impala Platinum and Anglo American Platinum, both of whose share prices more than doubled.

----------------------------------------------------------------------
                                           TOTAL RETURNS
                                   TEN YEARS ENDED JANUARY 31, 2000
                                   -----------------------------------
                                       AVERAGE    FINAL VALUE OF
                                       ANNUAL       A $10,000
                                       RETURN   INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard Gold and Precious
    Metals Fund                        -2.7%            $7,569
----------------------------------------------------------------------
Average Gold-Oriented Fund             -6.8%            $4,953
----------------------------------------------------------------------
Salomon Smith Barney World
    Gold Index                         -4.4%            $6,349
----------------------------------------------------------------------

    The long-term record of gold-mining stocks has been poor for a variety of reasons, including relatively benign inflation, the end of Cold War tensions, and large sales of gold by central banks around the world. During the ten years ended January 31, our fund's average return was -2.7% per year. As disappointing as that result has been, it was far better than the -6.8% average annual return of the average gold-oriented mutual fund and a good sight better than the -4.4% average annual return of the Salomon Smith Barney World Gold Index.

    The chart above presents these results, along with the ending value of hypothetical investments of $10,000 in our fund and its comparative standards made a decade ago. Even with dividends and capital gains distributions reinvested, the $10,000 investment in our fund would have shrunk to $7,569. This decline of nearly 25% of the original capital compared with declines of about 50% and 36%, respectively, in identical investments in the average gold-oriented fund and our index benchmark. M&G Investment Management deserves recognition for having avoided some of the damage in the precious-metals markets during the past decade.

IN SUMMARY

The 12-month period ended January 31 provided abundant evidence of the volatility inherent in the stock market and, in particular, the wide divergence in returns among discrete industry groups. When you invest in a sector mutual fund, such as one of our five Specialized Funds, you incur industry-specific risks--such as exposure to rapid swings in the price of oil or gold--that are less apparent in a diversified stock portfolio. Given these extra risks, we encourage you, as always, to maintain a balanced mix of stock funds, bond funds, and short-term reserves appropriate for your risk tolerance, time horizon, and financial resources. As part of such a balanced program, low-cost sector funds are the best way to gain additional exposure to specific market niches.


/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer                         February 15, 2000

-------------------------------------------------------------------------------
A Note of Thanks to Our Founder
-------------------------------------------------------------------------------

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

FUND STATISTICS
---------------------------------------------------------------------------------------------------------------------
                                                                                       TWELVE MONTHS
                                NET ASSET VALUE PER SHARE          --------------------------------------------------
                              --------------------------------      INCOME     CAPITAL GAINS      RETURN OF    TOTAL
VANGUARD SPECIALIZED FUND      JAN. 31, 1999    JAN. 31, 2000      DIVIDENDS   DISTRIBUTIONS*     CAPITAL    RETURN**
---------------------------------------------------------------------------------------------------------------------
Health Care                        $97.32          $98.83           $0.970       $7.14               --        10.6%
Energy                              17.16           21.24            0.355          --               --        25.8
REIT Index                          10.81            9.91            0.670          --            $0.11        -1.0
Utilities Income                    16.27           14.93            0.510        1.20               --         2.8
Gold and Precious Metals             6.61            7.67            0.100          --               --        17.5
---------------------------------------------------------------------------------------------------------------------


 *Includes both long-term and short-term capital gains distributions.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year in the Energy, Gold and Precious Metals, and REIT Index Funds, or the 1% fee assessed on redemptions of Health Care Fund shares held less than five years. (For shares in the Health Care Fund purchased before April 19, 1999, the 1% fee applies only to redemptions of shares held less than one year.)

A REPORT ON THE FUNDS' AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the after-tax performance of four of our five Specialized Funds. We exclude the REIT Index Fund because after-tax return data for comparable funds are unavailable.

    The figures in this report demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own a fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

    The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

    - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

    - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

---------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                            PERIODS ENDED JANUARY 31, 2000*
                              ---------------------------------------------------------------
                                   1 YEAR                 5 YEARS              10 YEARS**
                              ------------------     -----------------     ------------------
                              PRETAX   AFTER-TAX     PRETAX  AFTER-TAX     PRETAX   AFTER-TAX
---------------------------------------------------------------------------------------------
VANGUARD ENERGY FUND          25.8%      25.0%       13.2%     11.9%       9.2%       7.4%

Average Specialty Natural
    Resources Fund+           32.7       32.4         8.8       7.4        6.9        5.5
---------------------------------------------------------------------------------------------
VANGUARD GOLD AND PRECIOUS
    METALS FUND               17.5%      16.9%       -4.9%     -5.5%      -2.7%      -3.5%

Average Specialty Precious
    Metals Fund+              -5.0       -5.1       -10.2     -10.7       -7.3       -7.8
---------------------------------------------------------------------------------------------
VANGUARD HEALTH CARE FUND     10.6%       8.2%       27.7%     26.0%      22.6%      20.6%

Average Specialty Health
    Care Fund+                29.4       28.2        21.2      18.6       19.1       16.5
---------------------------------------------------------------------------------------------
VANGUARD UTILITIES
    INCOME FUND                2.8%      -0.3%       15.7%     13.0%      13.0%      10.4%

Average Specialty
    Utilities Fund+           17.4       14.6        17.9      15.3        --         --
---------------------------------------------------------------------------------------------


 *Performance figures do not reflect the funds' transaction fees.
**Since inception (May 15, 1992) for the Utilities Income Fund.
 +Based on data from Morningstar, Inc.

    As you can see, the tax efficiency of the four funds varied considerably during fiscal 2000. For example, the Utilities Income Fund's pretax total return of 2.8% for the 12 months ended January 31, 2000, was reduced by taxes to -0.3%. In other words, for investors in the highest bracket, taxes cut the fund's pretax return by 3.1 percentage points. The after-tax return for our Gold and Precious Metals Fund was only 0.6 percentage point lower than its 17.5% pretax return. Over the full decade ended January 31, 2000, the Energy, Health Care, and Gold and Precious Metals Funds each delivered higher average annual returns--both before and after taxes--than their average peers. (Unfortunately, the Gold and Precious Metals Fund topped the average precious metals fund by losing less money.) The Utilities Income Fund, which commenced operations in 1992, has provided lower average annual returns--both before and after taxes--than the average utilities fund over the past five years.

    We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

    Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. Neither pretax nor after-tax returns account for redemption fees (which apply to each of the funds, except the Utilities Income Fund). When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by any of the funds. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED JANUARY 31, 2000

The surprising strength of global economic growth was something of a tonic for stocks but seemed toxic for bonds during the fiscal year ended January 31, 2000.

    Interest rates soared--causing bond prices to fall--as investors and central banks worried that the rapid expansion in economic activity would cause inflation to worsen. Financial markets were anything but boring, as day-to-day price fluctuations for bonds and stocks were pronounced during the period.

U.S. STOCK MARKETS

The U.S. economy's performance was superlative during the fiscal year. Economic output grew at an inflation-adjusted rate of about 4%, a very rapid pace for a huge economy that has been expanding without pause for a record 107 months--nearly nine years. Growth also picked up in Asia and Europe. U.S. unemployment fell to 4.0% of the workforce, the lowest rate in 30 years. Inflation accelerated a bit--largely due to a 125% increase in oil prices--but the 2.7% increase in the Consumer Price Index (CPI) was hardly extreme. Corporate profits rose at a double-digit rate, providing some support for stock prices, which ordinarily are hurt by rising interest rates. Even so, some of the biggest gains were in stocks of companies with no profits at all.

-------------------------------------------------------------------------
                                              AVERAGE ANNUAL RETURNS
                                          PERIODS ENDED JANUARY 31, 2000
                                          -------------------------------
                                             1 YEAR    3 YEARS  5 YEARS
-------------------------------------------------------------------------
STOCKS

  S&P 500 Index                                10.3%    22.9%     26.6%
  Russell 2000 Index                           17.7     11.7      16.6
  Wilshire 5000 Index                          14.4     22.2      25.5
  MSCI EAFE Index                              19.6     14.9      12.6
-------------------------------------------------------------------------
BONDS

  Lehman Aggregate Bond Index                  -1.9%     5.5%      7.2%
  Lehman 10 Year Municipal Bond Index          -3.1      4.5       6.5
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                   4.8      5.0       5.2
-------------------------------------------------------------------------
OTHER

  Consumer Price Index                          2.7%     2.0%      2.3%
-------------------------------------------------------------------------



    The overall market, as measured by the Wilshire 5000 Total Market Index, recorded a 14.4% return, despite a -4.1% decline in the final month of the fiscal year. Small- and mid-capitalization stocks, which had lagged large-cap stocks for most of the previous five years, were the star performers. The 10.3% return of the large-cap S&P 500 Index, which represents more than 75% of the total market's value, badly trailed the 31.7% return of the rest of the market, as measured by the Wilshire 4500 Completion Index.

    The rise in the market averages obscured extremely wide variations in returns for various sectors. The small "other energy" category, home to oil exploration and services companies that benefited from pricier oil, soared 56%. But the consumer-staples group, which includes a number of big beverage, food, and tobacco companies, posted a horrid -19% return. Technology companies, which have become the market's largest sector, returned 38%. So did the producer-durables group, which includes several fast-growing makers of high-technology and telecommunications equipment. Higher fuel prices were a factor in the -13% decline for the auto & transportation group.

    In general, the market rewarded rapid growth and even the prospect of rapid growth while punishing sectors where actual or expected growth was subpar. This wide disparity based on expectations is reflected in the price/earnings (P/E) ratios for various sectors. For example, as of January 31, technology stocks in the S&P 500 Index had a market-cap weighted average P/E ratio of 56, more than five times the average P/E of 10 for auto & transportation stocks.

U.S. BOND MARKETS

Bond prices, which move in the opposite direction from interest rates, dropped almost continuously throughout the fiscal year. In part, the rise in rates reflected more borrowing by corporations and individuals. But a major factor was the anticipation that the U.S. economy's strong expansion would either rekindle inflation or force the Federal Reserve Board to keep boosting rates to counter that threat.

    Official inflation gauges sent ambiguous signals. The CPI rose 2.7% during the 12 months ended January 31, versus 1.7% during the previous 12 months. However, the CPI's "core rate," which excludes energy and food prices, gained a relatively modest 1.9%.

    The Fed, trying to cool the economy, raised its target for short-term interest rates on June 30 by one-quarter percentage point. It did so by a quarter-point again in August and November and, just after the end of our fiscal year, on February 2--a total increase of 1 full point in just over seven months.

    For the year, the Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a proxy for the entire taxable bond market, posted a -1.9% decline. On balance, yields rose by about 2 percentage points for intermediate-term U.S. Treasury securities. The 10-year Treasury's yield was 6.67% on January 31, 202 basis points above its 4.65% yield a year earlier. The rate increase was less pronounced--140 basis points--for 30-year Treasury bonds, which benefited because the federal government's growing budget surplus is reducing the supply of long-term securities.

    This led late in the fiscal year to an unusual "inversion" of the yield curve--instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds. As of January 31, for example, the yield of 3-year Treasury notes was 6.69%, while 30-year bonds yielded 6.49%. Short-term rates, which are most influenced by the Fed's moves, increased about 125 basis points; the yield on 3-month Treasury bills rose to 5.69% on January 31, 124 basis points above the level when the fiscal year began.

INTERNATIONAL STOCK MARKETS

Expanding economic activity and increased merger and acquisition activity were foundations of a strong year in international stock markets, which generally outperformed Wall Street. The biggest returns were from Pacific-region and emerging markets that bounced back from severe slumps in the previous two years.

    The overall return for U.S. investors from developed markets was 19.6%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. The MSCI Pacific Free Index was up 48.0% in U.S.-dollar terms, as returns of 38.5% in local currencies were boosted nearly 10 percentage points due to a rise in the value of the Japanese yen versus the dollar. In Europe, currency fluctuations had the opposite effect: A 20.8% local return was reduced to 8.3% for U.S. investors because the value of European currencies generally slumped versus the dollar.

    Emerging stock markets enjoyed a remarkable rebound. The Select Emerging Markets Free Index returned 57.8%, making up almost all the ground lost in the two previous years.

REPORT FROM WELLINGTON MANAGEMENT
COMPANY, LLP
ENERGY FUND

    During the past year, the energy sector recovered somewhat from its relatively poor performance in the previous year. Vanguard Energy Fund returned 25.8% during the 12 months ended January 31, 2000, compared with returns of 10.3% for the S&P 500 Index and 31.2% for the average natural resources fund.

    Oil markets made a robust recovery after the Organization of Petroleum Exporting Countries (OPEC) implemented production cutbacks in March 1999. The price of a barrel of crude oil (42 gallons) increased from about $12 to $28 during the year. Natural gas markets also were firm, averaging $2.10 per thousand cubic feet, despite the fact that 1999 was bracketed by two mild winters. Profit margins for oil-refining operations were poor, due to both the increase in oil prices and the presence of excess oil product inventories that had to be reduced. The oil-services sector suffered from low levels of activity by oil companies, which cut back on drilling after the collapse in oil prices that took place during 1998.

    The best gains in the energy sector were concentrated in large oil companies and in oil-services companies whose results are most sensitive to developments outside the United States. Examples include Royal Dutch, Total Fina, and Schlumberger. The stocks of domestic oil-producing companies and of integrated-oil companies with heavy exposure to developments in the United States fared poorly, even though the profits of these companies typically are more influenced by higher oil and gas prices than are results for companies with heavy foreign exposure. One possible reason for this disparity in performance is that it is becoming increasingly difficult to find new reserves to replace oil and gas production in the United States. Another weight on oil-sector stocks may have been sales by value investment managers facing redemptions from mutual fund shareholders and other investors.

    As world economic activity picks up in 2000, we expect oil demand to grow by 2.4%. A large portion of the increased demand during 1999 was met by a reduction of inventories, which are now quite low. As a result, demand for oil from OPEC will be about 2 million barrels a day higher in 2000 than last year. It should not be difficult for the cartel to increase production without causing prices to fall significantly. Therefore, we think it is reasonable to expect that oil's price will average well above $20 per barrel for some time to come. Natural gas markets in North America also will remain firm, and we expect gas prices to continue rising.

    Rising demand and rising prices create a very positive environment for energy companies. In last year's annual report, written when oil was selling for about $12 per barrel, we concluded that conditions were setting up for "a strong recovery in the not-too-distant future." This recovery has taken place. However, energy stocks, in our view, reflect only part of this improvement in conditions. More gains are possible once the market concludes, as we have, that the oil-price collapse of 1998 is not likely to be repeated soon.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager

February 15, 2000


INVESTMENT PHILOSOPHY

Each fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.

REPORT FROM M&G INVESTMENT
MANAGEMENT LTD.
GOLD AND PRECIOUS METALS FUND

Vanguard Gold and Precious Metals Fund posted a 17.5% return during the fiscal year ended January 31, 2000, despite a difficult environment for gold-mining stocks. This result compared quite favorably with the -4.6% return of the average gold-oriented mutual fund and the 14.2% gain recorded by the Salomon Smith Barney World Gold Index.

    On balance, the price of gold bullion declined about 1% during the 12 months. This small change disguised significant interim volatility. Gold prices fell sharply in May after the Bank of England announced that it would sell more than half its gold reserves. Prices recovered dramatically in September when European central banks announced restrictions on sales, but this brief period of euphoria ended when it became evident that a number of gold companies were being hurt by their own hedging programs (selling gold in anticipation of future production). Finally, gold prices were hurt by the uneventful transition to 2000, as those investors who had bought gold shares as a safe haven sold them when doomsday scenarios didn't come to pass.

    The fund outperformed its benchmarks largely due to its high exposure to platinum producers (around 25% of holdings), most notably Impala Platinum and Anglo American Platinum. Demand for platinum increased markedly during the year due to concerns about supply from Russia--one of the world's major producers. Companies with well-diversified mining interests (which as a group constitute about 20% of the fund), such as M.I.M. Holdings, Rio Tinto, and Freeport-McMoRan, also performed well.

    Our performance relative to our benchmarks also was helped by our below-market exposure to companies that are solely gold producers. The Salomon Smith Barney World Gold Index is dominated by four large gold producers, only one of which, Newmont Mining, had a good performance. Our 6% stake in Newmont helped the fund's performance, as did our small exposure to the three other firms.

    Holdings that hindered our performance included Aurora Gold and Lihir Gold, whose results were hurt by political unrest in Indonesia, and several smaller, more speculative issues.

    We continued to increase the portfolio's exposure to mining's blue chip companies through purchases of WMC and Lonmin. We added a stake in Harmony Gold Mining, a relatively cheap "pure play" on gold that will benefit from any recovery in the metal's price. Our main sales were a few small, speculative positions, such as Golden Star Resources and Greenstone Resources, which we were able to jettison thanks to increased liquidity in the market. In addition, we took profits on Euro-Nevada Mining after its price rose.

    We are reasonably optimistic that the problems afflicting gold prices in 1999 will be overcome and that demand for gold shares will improve. However, we don't expect a material, lasting rebound until gold companies demonstrate a greater willingness to restructure. In the meantime, we will generally avoid smaller exploration stocks while concentrating on larger companies that have strong management. In the current environment, we expect this approach to reward our shareholders.

Graham E. French, Portfolio Manager

February 15, 2000

REPORT FROM WELLINGTON MANAGEMENT
COMPANY, LLP
HEALTH CARE FUND

Vanguard Health Care Fund gained 10.6% during the fiscal year ended January 31, 2000. This result well exceeded the -2.9% decline for the S&P Health Sector Index and even surpassed the 10.3% return for the full S&P 500. However, our return trailed the 29.0% gain of the average health/biotechnology mutual fund.

    After three years in which the best returns came from stocks with the largest market capitalization, the market shifted dramatically in 1999 to favor technology companies. In the health-care sector, this shift was manifested by explosive gains for biotechnology companies, which, after four years of poor performance, dominated returns during the final quarter of the fiscal year.

    Consequently, the best-performing health-care mutual funds for the fiscal year were those that focused on biotechnology. Your fund's return was among the best achieved by a diversified health-care fund.

    By far the biggest contribution to the fund's performance during the 12 months was that of Immunex, which soared due to the great success of its blockbuster product Enbrel, a therapy for treating rheumatoid arthritis. Two other biotech companies, Human Genome Sciences and IDEC Pharmaceuticals, also were major contributors to the fund.

    Our Japanese holdings were positive performers this year, especially Fujisawa Pharmaceutical and Takeda Chemical Industries. Among the major pharmaceutical stocks, which as a group had a weak year, Warner-Lambert was a standout for us. Its outstanding cholesterol drug, Lipitor, drove the company's growth rate to the top of the industry. Warner-Lambert's bright prospects prompted a takeover battle that appears to have been won by Pfizer.

    The health-services group was the most difficult. We added significantly to our holdings in this area during the second half of the fiscal year because we anticipate much better results going forward.

    The extraordinary move in biotechnology stocks late in our fiscal year left the valuations for this group stretched. Consequently, we are shifting a portion of our investment there to less-exploited sectors such as European stocks. We remain committed to our strategy of broad diversification across health-care stocks, a strategy that has resulted in the fund's record of good long-term performance with relatively low volatility.

    The health-care industry faces numerous challenges in the year ahead, not the least of which is the extended valuation of the stock market in general. However, we believe that over the long term the health-care sector will be one of the most attractive in the stock market due to two factors: new discoveries in biomedical research and increased demand caused by favorable demographic trends.

Edward P. Owens, Senior Vice President and Portfolio Manager

February 15, 2000

REPORT FROM WELLINGTON MANAGEMENT
COMPANY, LLP
UTILITIES INCOME FUND

Vanguard Utilities Income Fund returned 2.8% for the fiscal year ended January 31, 2000. Although this result was in line with the 3.3% gain of the fund's composite index benchmark, it was well behind the 17.1% return of the average utility fund.

    Within the utility sector, performance during the year varied widely by type of company. Negative returns came from both electric utilities (-10.7%) and the S&P Telephone Index (-0.7%). But natural gas utilities returned an astounding 46.8% due to takeover activity and big gains for Enron, which expanded its telecommunications business.

    Utilities--especially electric companies--have traditionally been interest rate sensitive, and the sharp rise in rates during the fiscal year was decidedly harmful for the group. Another big negative during the past year--which was dominated by fast-growing technology and telecommunications companies--was the market's view that utilities are not a growth industry. By far the best performers among utility stocks were companies that attracted some of the excitement surrounding the changing telecom business. For instance, several electric and natural gas utilities have built fiber-optic networks along rights-of-way that they control, thus transforming existing assets into infrastructure for telecommunications.

    Our shortfall in performance versus the average utility fund was primarily a reflection, we believe, of our income-oriented policies. In addition to holding a stake in long-term bonds, we have hewed to a guideline that every common stock we own must pay a dividend. This guideline keeps us from participating in the more volatile, higher-growth segments of the market, where few companies pay dividends.

    We have responded to the recent trends in the market by making some changes: We reduced the fund's bond holdings to about 10% of assets and have looked for higher growth in both domestic and international telephone companies that pay dividends. (As a result of recent modifications to the fund's investment guidelines, we intend to further reduce our bond holdings and to increase our exposure to international utility companies. See the Report From The Chairman for more details.) Our current exposure to non-U.S. utilities is approximately 13% of equity assets. In terms of relative values, electric utilities look incredibly inexpensive now. However, money is continuing to move toward growth stocks, even though interest rates are rising.

    Our holdings were not without some notable winners during the fiscal year. Among those that benefited from market trends were Enron (which returned +107%), Montana Power (+63%), Sprint (+51%), and DQE (+23%). Enron's stock shot up as the market recognized the successful development of its Enron Energy Services subsidiary and embraced its announcement of a new business in trading broadband fiber capacity. Sprint's stock soared because of its takeover by MCI WorldCom. Both Montana Power and DQE are electric utilities that developed profitable and valuable nonregulated businesses.

    We will continue to identify and invest in companies benefiting from the important trends within the utility industry as deregulation accelerates. Utility stocks provide both steady income and diversification, attributes that are currently out of favor but that will be particularly valued when the overall market environment turns less friendly. We appreciate your continued support.

Mark J. Beckwith, Vice President and Portfolio Manager       February 15, 2000

FUND PROFILE
ENERGY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 17 and 18.



PORTFOLIO CHARACTERISTICS
-------------------------------------------
                         ENERGY     S&P 500
-------------------------------------------
Number of Stocks             53         500
Median Market Cap         $6.9B      $84.8B
Price/Earnings Ratio      26.3x       27.1x
Price/Book Ratio           2.4x        5.3x
Yield                      1.4%        1.2%
Return on Equity          10.9%       23.5%
Earnings Growth Rate       8.5%       16.4%
Foreign Holdings          24.5%        1.2%
Turnover Rate               18%          --
Expense Ratio             0.48%          --
Cash Reserves              5.0%          --



EQUITY INVESTMENT FOCUS
--------------------------------------------
STYLE                   Value
MARKET CAP              Medium

VOLATILITY MEASURES
-------------------------------------------
                         ENERGY     S&P 500
-------------------------------------------
R-Squared                  0.29        1.00
Beta                       0.77        1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-----------------------------------------
Exxon Mobil Corp.                    4.3%
Unocal Corp.                         3.5
Chevron Corp.                        3.4
Texaco Inc.                          3.4
Baker Hughes, Inc.                   3.2
Schlumberger Ltd.                    3.1
USX-Marathon Group                   2.9
Weatherford International, Inc.      2.9
Suncor Energy, Inc.                  2.9
Vastar Resources, Inc.               2.8
-----------------------------------------
Top Ten                             32.4%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------
                                             JANUARY 31, 1999        JANUARY 31, 2000
                                             ----------------------------------------
                                                  ENERGY                  ENERGY
                                             ----------------------------------------
Energy Miscellaneous............................  4.2%                    6.3%
International................................... 27.1                    24.5
Machinery--Oil Well Equipment & Services........ 13.4                    18.9
Materials & Processing..........................  2.1                     0.5
Offshore Drilling...............................  0.0                     1.2
Oil--Crude Producers............................ 12.4                    11.9
Oil--Integrated Domestic........................ 24.5                    24.4
Oil--Integrated International................... 14.2                     8.1
Utilities--Gas Pipelines........................  0.0                     2.7
Other...........................................  2.1                     1.5
-------------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indi-cating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's total net assets invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ALLOCATION BY REIT TYPE. An indicator of diversification, this table shows the percentage of the fund's noncash holdings invested in various real estate investment trusts, classified according to the types of property they emphasize.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS/STOCKS. The percentage of equity assets or of total net assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
GOLD AND PRECIOUS METALS FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 17 and 18.


PORTFOLIO CHARACTERISTICS
---------------------------------------------------
                               GOLD AND
                        PRECIOUS METALS     S&P 500
---------------------------------------------------
Number of Stocks                     34         500
Median Market Cap                 $2.6B      $84.8B
Price/Earnings Ratio              35.0x       27.1x
Price/Book Ratio                   4.0x        5.3x
Return on Equity                   3.9%       23.5%
Earnings Growth Rate              15.2%       16.4%
Foreign Holdings                  72.4%        1.2%
Turnover Rate                       28%          --
Expense Ratio                     0.77%          --




TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
----------------------------------------------
Impala Platinum Holdings Ltd. ADR        10.7%
Anglo American Platinum Corp. ADR         8.3
Stillwater Mining Co.                     7.8
Franco-Nevada Mining Corp., Ltd.          7.4
M.I.M. Holdings Ltd.                      7.2
Newcrest Mining Ltd.                      6.5
Newmont Mining Corp.                      5.6
Freeport-McMoRan Copper & Gold, Inc.
  Class A                                 4.7
WMC Ltd.                                  4.6
Homestake Mining Co.                      4.1
----------------------------------------------
Top Ten                                  66.9%



VOLATILITY MEASURES
-------------------------------------------
                       GOLD AND
                PRECIOUS METALS     S&P 500
-------------------------------------------
R-Squared                  0.13        1.00
Beta                       0.82        1.00


COUNTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)
-----------------------------------------
Australia                           32.9%
Canada                              10.1
South Africa                        22.7
United Kingdom                       5.1
United States                       27.0
-----------------------------------------
Subtotal                            97.8%
Bullion                              0.3
Cash Reserves                        1.9
-----------------------------------------
Total                              100.0%

FUND PROFILE
HEALTH CARE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 17 and 18.



PORTFOLIO CHARACTERISTICS
-------------------------------------------
                    HEALTH CARE     S&P 500
-------------------------------------------
Number of Stocks            137         500
Median Market Cap        $21.5B      $84.8B
Price/Earnings Ratio      30.5x       27.1x
Price/Book Ratio           3.8x        5.3x
Yield                      0.6%        1.2%
Return on Equity          16.5%       23.5%
Earnings Growth Rate       2.4%       16.4%
Foreign Holdings          24.5%        1.2%
Turnover Rate               27%          --
Expense Ratio             0.41%          --
Cash Reserves              9.0%          --


EQUITY INVESTMENT FOCUS
-----------------------
STYLE                   Growth
MARKET CAP              Large

VOLATILITY MEASURES
-------------------------------------------
                    HEALTH CARE     S&P 500
-------------------------------------------
R-Squared                  0.68        1.00
Beta                       0.69        1.00



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-----------------------------------------
Immunex Corp.                        5.8%
Warner-Lambert Co.                   4.1
Pharmacia & Upjohn, Inc.             4.1
AstraZeneca Group PLC                3.8
American Home Products Corp.         3.5
Monsanto Co.                         3.4
McKesson HBOC, Inc.                  2.8
Columbia/HCA Healthcare Corp.        2.7
Fujisawa Pharmaceutical Co., Ltd.    2.5
United Healthcare Corp.              2.2
-----------------------------------------
Top Ten                             34.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------
                                             JANUARY 31, 1999        JANUARY 31, 2000
                                             ----------------------------------------
                                                HEALTH CARE             HEALTH CARE
                                             ----------------------------------------
Biotech Research & Production...................  2.0%                    3.5%
Consumer Discretionary..........................  1.1                     0.0
Consumer Staples................................  0.0                     0.1
Drugs & Pharmaceuticals......................... 47.9                    41.4
Electronics--Medical Systems....................  1.3                     1.3
Health & Personal Care..........................  0.7                     3.4
Health Care Facilities..........................  4.0                     6.4
Health Care Management Services.................  7.5                     6.1
International................................... 22.6                    24.5
Materials & Processing..........................  2.9                     1.7
Medical & Dental Instruments & Supplies.........  7.0                     5.9
Medical Services................................  1.2                     0.8
Miscellaneous Health Care.......................  0.6                     0.4
Producer Durables...............................  0.8                     0.1
Other...........................................  0.4                     4.4
-------------------------------------------------------------------------------------

FUND PROFILE
UTILITIES INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 17 and 18.

TOTAL FUND CHARACTERISTICS
----------------------------------------------------------
Yield                                                 3.1%
Turnover Rate                                          47%
Expense Ratio                                        0.40%
Cash Reserves                                         3.6%



TOTAL FUND VOLATILITY MEASURES
----------------------------------------------------------
                                   UTILITIES
                                     INCOME         S&P 500
----------------------------------------------------------
R-Squared                             0.24            1.00
Beta                                  0.31            1.00



FUND ASSET ALLOCATION
----------------------------------------------------------
CASH RESERVES                           4%
BONDS                                   9%
STOCKS                                 87%



TEN LARGEST STOCKS
(% OF EQUITIES)
----------------------------------------------------------
Enron Corp.                                       5.4%
DQE Inc.                                          5.2
Montana Power Co.                                 5.1
Unicom Corp.                                      4.2
Pinnacle West Capital Corp.                       4.1
New England Electric System                       3.3
Duke Energy Corp.                                 2.9
Edison International                              2.9
El Paso Energy Corp.                              2.8
AT&T Corp.                                        2.7
----------------------------------------------------------
Top Ten                                          38.6%
----------------------------------------------------------
Top Ten as % of Total Net Assets                 33.6%




SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------
                    JANUARY 31, 1999     JANUARY 31, 2000
                    --------------------------------------
                    UTILITIES INCOME     UTILITIES INCOME
                    --------------------------------------
Electrical .......         43.9%              49.0%
Gas Distribution .          4.5                5.7
Gas Pipelines ....          0.0               14.7
Integrated Oils ..          4.1                0.9
Other Energy .....          4.8                0.0
Technology .......          2.4                0.0
Telecommunications         35.2               24.3
Water ............          0.5                3.4
Other ............          4.6                2.0
----------------------------------------------------------


EQUITY CHARACTERISTICS
-----------------------------------------------------------
                                   UTILITIES
                                     INCOME         S&P 500
-----------------------------------------------------------
Number of Stocks                        56             500
Median Market Cap                    $7.4B          $84.8B
Price/Earnings Ratio                 20.2x           27.1x
Price/Book Ratio                      2.4x            5.3x
Dividend Yield                        3.3%            1.2%
Return on Equity                     14.3%           23.5%
Earnings Growth Rate                  7.4%           16.4%
Foreign Holdings                     12.1%            1.2%




FIXED-INCOME CHARACTERISTICS
-----------------------------------------------------------
                                  UTILITIES          LEHMAN
                                    INCOME           INDEX*
-----------------------------------------------------------

Number of Bonds                         41           5,567
Yield to Maturity                     7.7%            7.4%
Average Coupon                        6.7%            6.8%
Average Maturity                 8.3 years       8.8 years
Average Quality                         A1             Aaa
Average Duration                 5.3 years       4.9 years

*Lehman Aggregate Bond Index.




DISTRIBUTION BY ISSUER
(% OF BONDS)
------------------------------------------------------

Electric                                         66.9%
Foreign                                           2.3
Gas                                               2.4
Telephone                                        28.4
Treasury/Agency                                   0.0
-----------------------------------------------------
Total                                           100.0%


EQUITY INVESTMENT FOCUS
----------------------------------------------------------
STYLE                   Value
MARKET CAP              Medium

FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------------
AVERAGE MATURITY        Long
CREDIT QUALITY          Investment-Grade Corporate



DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
-------------------------------------------------------
Treasury/Agency                                   0.0%
Aaa                                               0.0
Aa                                               39.9
A                                                46.0
Baa                                              14.1
Ba                                                0.0
B                                                 0.0
Not Rated                                         0.0
-------------------------------------------------------
Total                                           100.0%


FUND PROFILE
REIT INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 17 and 18.


PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                       REIT INDEX          S&P 500

-----------------------------------------------------------
Number of Stocks                       135             500
Median Market Cap                    $1.5B          $84.8B
Price/Earnings Ratio                 14.8x           27.1x
Price/Book Ratio                      1.2x            5.3x
Dividend Yield                       8.3%*            1.2%
Return on Equity                     13.0%           23.5%
Earnings Growth Rate                 20.6%           16.4%
Foreign Holdings                      0.0%            1.2%
Turnover Rate                          12%             --
Expense Ratio                        0.33%             --
Cash Reserves                         1.6%             --


*This dividend yield includes some payments that represent a return of capital by the underlying REITs. The amount of such return of capital is only determined by each REIT after its fiscal year ends.



VOLATILITY MEASURES
-----------------------------------------------------------
                                   REIT INDEX       S&P 500
-----------------------------------------------------------
R-Squared                             0.25            1.00
Beta                                  0.38            1.00




FUND ALLOCATION BY REIT TYPE
----------------------------------------------------------
Office                                            23.0%
Apartments                                        21.9
Retail                                            20.8
Industrial                                        15.0
Diversified                                       13.5
Hotels                                             5.8
----------------------------------------------------------
Total                                           100.0%


EQUITY INVESTMENT FOCUS
----------------------------------------------------------
STYLE                   Value
MARKET CAP              Small


TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
----------------------------------------------------------
Equity Office Properties Trust REIT                5.8%
Equity Residential Properties Trust REIT           4.6
Simon Property Group, Inc. REIT                    3.8
Public Storage, Inc. REIT                          2.8
ProLogis Trust REIT                                2.8
Archstone Communities Trust REIT                   2.5
Vornado Realty Trust REIT                          2.3
Apartment Investment & Management
  Co. Class A REIT                                 2.3
Spieker Properties, Inc. REIT                      2.2
Duke Realty Investments, Inc. REIT                 2.2
----------------------------------------------------------
Top Ten                                          31.3%

PERFORMANCE SUMMARY
ENERGY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 2000
                     ENERGY FUND                 S&P 500
----------------------------------------------------------
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1985        -1.9%       0.0%        -1.9%        21.1%
1986         2.0        1.4          3.4         22.9
1987        25.8        6.1         31.9         33.9
1988        -5.7        6.5          0.8         -3.3
1989        20.3        3.9         24.2         20.1
1990        26.1        2.9         29.0         14.5
1991        -4.7        3.1         -1.6          8.4
1992        -1.9        3.2          1.3         22.7
1993        10.0        3.0         13.0         10.6
1994        25.0        2.3         27.3         12.9
1995       -10.6        1.5         -9.1          0.5
1996        26.6        2.1         28.7         38.7
1997        38.8        1.5         40.3         26.3
1998         2.4        1.4          3.8         26.9
1999       -22.6        1.4        -21.2         32.5
2000        23.8        2.0         25.8         10.3
----------------------------------------------------------

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------
              Energy     Average Natural    S&P 500           S&P Energy
               Fund       Resources Fund     Index           Sector Index
1990 01        10000          10000          10000             10000
1990 04         9843           9561          10138              9895
1990 07        11248          10638          11016             11401
1990 10        10329           9530           9492             10532
1991 01         9836           9353          10839             10468
1991 04        10897          10020          11924             11727
1991 07        11016          10183          12422             11756
1991 10        11164          10356          12671             11933
1992 01         9961           9834          13299             10935
1992 04        10392           9890          13597             11537
1992 07        10941          10220          14010             12145
1992 10        10893          10017          13933             11889
1993 01        11258          10096          14706             12007
1993 04        13693          11551          14853             13309
1993 07        14215          12157          15233             13617
1993 10        14842          12504          16015             14205
1994 01        14332          12531          16600             14219
1994 04        14176          11855          15643             13823
1994 07        14733          12243          16019             14265
1994 10        15081          12538          16634             14976
1995 01        13021          11120          16688             14375
1995 04        15096          12540          18375             16113
1995 07        15484          13039          20202             16708
1995 10        14719          12404          21032             16581
1996 01        16756          14007          23140             18414
1996 04        19417          15935          23927             19962
1996 07        18413          15126          23549             19645
1996 10        21269          17118          26100             22075
1997 01        23512          18232          29235             24357
1997 04        21743          17058          29940             24768
1997 07        25839          19501          35827             29442
1997 10        27542          19932          34481             29712
1998 01        24405          17263          37102             27472
1998 04        27514          19201          42236             31704
1998 07        23164          14950          42736             28619
1998 10        22484          14515          42064             29294
1999 01        19231          12811          49157             27106
1999 04        25296          16897          51453             35415
1999 07        26238          17368          51370             35317
1999 10        24847          16651          52861             33948
2000 01        24199          17936          54242             34162

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIODS ENDED JANUARY 31, 2000      FINAL VALUE OF A
                                                              ---------------------------------    $10,000 INVESTMENT
                                                              1 YEAR       5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
         Energy Fund*                                         25.83%       13.20%        9.24%               $24,199
         Average Natural Resources Fund**                     31.24         8.99         6.02                 17,936
         S&P 500 Index                                        10.35        26.59        18.42                 54,242
         S&P Energy Sector Index                              26.03        18.90        13.07                 34,162
-----------------------------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Energy Fund**                                    5/23/1984      20.98%      13.15%         7.10%        2.15%       9.25%
--------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARY
GOLD AND PRECIOUS METALS FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 2000
----------------------------------------------------------
              GOLD AND PRECIOUS METALS FUND       SALOMON*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1985       -34.0%       0.0%       -34.0%       -34.4%
1986        15.2        1.1         16.3          3.6
1987        38.2        4.0         42.2         12.4
1988        -1.6        4.1          2.5          4.5
1989         3.2        2.9          6.1         -9.3
1990        29.4        4.0         33.4         72.3
1991       -33.6        2.4        -31.2        -41.1
1992        13.5        3.2         16.7         10.9
1993       -22.5        1.9        -20.6        -23.3
1994        86.3        2.9         89.2        121.5
1995       -21.1        1.9        -19.2        -21.1
1996        31.4        1.8         33.2         34.7
1997       -21.9        1.4        -20.5        -14.9
1998       -31.2        1.4        -29.8        -31.2
1999       -12.2        1.1        -11.1        -19.4
2000        16.0        1.5         17.5         14.2
----------------------------------------------------------

*MSCI Gold Mines Index through December 31, 1994; Salomon Smith Barney World
 Gold Index thereafter. See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
-----------------------------------------------------------------------------
                Gold and Precious     Average Gold-     Salomon Smith Barney
                   Metals Fund        Oriented Fund       World Gold Index
1990 01              10000             10000                10000
1990 04               7870              7917                 7076
1990 07               8367              8398                 7275
1990 10               7430              7147                 6664
1991 01               6879              6535                 5889
1991 04               7468              6798                 5752
1991 07               8231              7430                 6871
1991 10               8124              7213                 6622
1992 01               8026              7130                 6531
1992 04               7318              6222                 5442
1992 07               7753              6988                 5974
1992 10               6627              6216                 5086
1993 01               6374              5947                 5010
1993 04               8945              8128                 7782
1993 07              11621             10380                10784
1993 10              10484              9660                10270
1994 01              12063             10650                11099
1994 04              11163              9543                 9899
1994 07              11600              9553                10264
1994 10              12669             10243                11338
1995 01               9747              8092                 8755
1995 04              10831              9337                 9705
1995 07              11432              9781                 9804
1995 10              10357              8878                 9277
1996 01              12987             11292                11794
1996 04              12978             12020                11934
1996 07              11468             10766                10486
1996 10              11552             10686                10634
1997 01              10324              9744                10036
1997 04               9710              8753                 9533
1997 07               9162              7987                 9298
1997 10               7896              7063                 7870
1998 01               7243              6114                 6901
1998 04               8129              6791                 8000
1998 07               6046              4960                 5572
1998 10               6856              5464                 6207
1999 01               6442              5074                 5559
1999 04               7506              5615                 6871
1999 07               7096              4720                 6242
1999 10               7681              5386                 7000
2000 01               7569              4953                 6349

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                            PERIODS ENDED JANUARY 31, 2000
                                                            ------------------------------         FINAL VALUE OF A
                                                              1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------
         Gold and Precious Metals Fund*                       17.49%       -4.93%       -2.75%               $7,569
         Average Gold-Oriented Fund**                         -4.55        -9.72        -6.79                 4,953
         Salomon Smith Barney World Gold Index+               14.20        -6.22        -4.44                 6,349
---------------------------------------------------------------------------------------------------------------------


 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.
 +MSCI Gold Mines Index through December 31, 1994; Salomon Smith Barney World
  Gold Index thereafter.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Gold and Precious Metals Fund**                  5/23/1984      28.82%      -6.44%        -3.22%        1.99%      -1.23%
-------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARY
HEALTH CARE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 23, 1984-JANUARY 31, 2000
----------------------------------------------------------
                   HEALTH CARE FUND             S&P 500
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
1985        18.5%       0.0%        18.5%        21.1%
1986        32.9        0.8         33.7         22.9
1987        30.8        1.0         31.8         33.9
1988        -2.7        3.0          0.3         -3.3
1989        19.3        2.1         21.4         20.1
1990        17.7        2.5         20.2         14.5
1991        27.4        2.7         30.1          8.4
1992        32.0        2.0         34.0         22.7
1993        -4.8        1.9         -2.9         10.6
1994        18.7        2.5         21.2         12.9
1995         8.1        1.7          9.8          0.5
1996        43.8        1.7         45.5         38.7
1997        19.1        1.5         20.6         26.3
1998        26.0        1.4         27.4         26.9
1999        36.2        1.2         37.4         32.5
2000         9.5        1.1         10.6         10.3
----------------------------------------------------------

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
----------------------------------------------------------------------------------------
               Health Care    Average Health/                               S&P Health
                 Fund        Biotechnology Fund        S&P 500 Index        Sector Index
1990 01          10000          10000                     10000               10000
1990 04          10263          10541                     10138               10221
1990 07          11788          12410                     11016               12550
1990 10          10765          11233                      9492               11731
1991 01          13009          14076                     10839               13595
1991 04          14662          16378                     11924               15801
1991 07          15386          17616                     12422               17160
1991 10          16644          20513                     12671               18237
1992 01          17429          22931                     13299               19126
1992 04          16498          19349                     13597               17848
1992 07          17055          20255                     14010               18098
1992 10          16897          19380                     13933               17118
1993 01          16919          20250                     14706               15882
1993 04          16426          18300                     14853               15202
1993 07          16638          18767                     15233               13886
1993 10          18953          20750                     16015               15140
1994 01          20507          22856                     16600               15905
1994 04          18873          20705                     15643               14673
1994 07          19330          20142                     16019               15367
1994 10          21722          22489                     16634               17713
1995 01          22515          22972                     16688               19240
1995 04          23993          24206                     18375               20627
1995 07          26621          27057                     20202               22929
1995 10          28585          29173                     21032               25483
1996 01          32752          34109                     23140               29667
1996 04          34696          35603                     23927               28687
1996 07          33631          31837                     23549               29138
1996 10          35482          34482                     26100               33016
1997 01          39515          38417                     29235               38004
1997 04          40507          35724                     29940               38843
1997 07          47862          42951                     35827               46052
1997 10          47558          44329                     34481               45238
1998 01          50331          45216                     37102               52660
1998 04          57372          49774                     42236               58911
1998 07          58906          47847                     42736               62331
1998 10          62311          46737                     42064               64141
1999 01          69152          53949                     49157               71342
1999 04          69809          50383                     51453               69525
1999 07          70975          53527                     51370               66681
1999 10          71245          53505                     52861               71338
2000 01          76462          68015                     54242               69304

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED JANUARY 31, 2000
                                                               ------------------------------------     FINAL VALUE OF A
                                                                  1 YEAR       5 YEARS     10 YEARS     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
         Health Care Fund*                                      9.47%       27.70%       22.56%              $76,462
         Average Health/Biotechnology Fund**                   28.96        24.33        21.13                68,015
         S&P 500 Index                                         10.35        26.59        18.42                54,242
         S&P Health Sector Index                               -2.86        29.21        21.36                69,304
-----------------------------------------------------------------------------------------------------------------------------------

 *Reflective of the 1% fee assessed on redemptions of shares held less than five years. For shares purchased before April 19, 1999, the 1% fee is assessed only on redemptions of shares held less than one year.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Fund                                 5/23/1984  7.05%       27.84%        19.77%       1.77            %21.54%
  Fee-Adjusted Returns**                                    5.98        27.84         19.77        1.77             21.54
-----------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee assessed on redemptions of shares held less than five years. For shares purchased before April 19, 1999, the 1% fee is assessed only on redemptions of shares held less than one year.

PERFORMANCE SUMMARY
UTILITIES INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



TOTAL INVESTMENT RETURNS: MAY 15, 1992-JANUARY 31, 2000
----------------------------------------------------------
                 UTILITIES INCOME FUND         UTILITIES
                                               COMPOSITE*
FISCAL     CAPITAL     INCOME       TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN      RETURN
----------------------------------------------------------
1993        12.0%       2.5%        14.5%        12.2%
1994         8.0        5.1         13.1         12.9
1995        -9.7        5.2         -4.5         -2.0
1996        23.2        6.3         29.5         30.2
1997         0.9        4.6          5.5          4.5
1998        17.8        5.4         23.2         26.4
1999        15.6        4.3         19.9         23.8
2000        -0.5        3.3          2.8          3.3
----------------------------------------------------------

*80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996;
 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index thereafter. See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: MAY 15, 1992-JANUARY 31, 2000
-------------------------------------------------------------------------------------------
              Utilities Income    Average Utility    Utilities Composite
                 Fund                Fund                   Index            S&P 500 Index
1992 05          10000               10000                10000                10000
1992 07          10700               10430                10762                10397
1992 10          10750               10392                10688                10340
1993 01          11451               10899                11219                10913
1993 04          12220               11543                11899                11022
1993 07          12952               12103                12638                11305
1993 10          13392               12427                13158                11885
1994 01          12949               12183                12670                12319
1994 04          12143               11490                11843                11609
1994 07          12112               11345                11950                11888
1994 10          11942               11246                11693                12344
1995 01          12371               11440                12421                12384
1995 04          12924               11772                12847                13636
1995 07          13687               12486                13627                14992
1995 10          14851               13220                14908                15608
1996 01          16016               14309                16178                17172
1996 04          15540               14036                15409                17756
1996 07          15462               13913                15239                17476
1996 10          16310               14730                16002                19369
1997 01          16899               15737                16912                21696
1997 04          16477               15326                16676                22219
1997 07          17981               17043                18055                26587
1997 10          18491               17353                18624                25588
1998 01          20814               19281                21370                27534
1998 04          22101               20807                22564                31344
1998 07          21872               20721                22666                31715
1998 10          23593               21152                24785                31216
1999 01          24960               22885                26455                36480
1999 04          25431               23464                26874                38183
1999 07          25697               24414                27511                38122
1999 10          25421               25027                27080                39228
2000 01          25656               26800                27317                40254

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED JANUARY 31, 2000
                                                                 --------------------------------         FINAL VALUE OF A
                                                              1 YEAR     5 YEARS  SINCE INCEPTION        $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
         Utilities Income Fund                                  2.79%     15.71%       12.99%             $25,656
         Average Utility Fund*                                 17.11      18.56        13.63               26,800
         Utilities Composite Index**                            3.26      17.07        13.92               27,317
         S&P 500 Index                                         10.35      26.59        19.79               40,254
-----------------------------------------------------------------------------------------------------------------------------------

  *Derived from data provided by Lipper Inc.
 **80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996;
   40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index thereafter.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                  INCEPTION                               -------------------------------
                                                    DATE        1 YEAR      5 YEARS       CAPITAL       INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
Utilities Income Fund                            5/15/1992      -2.96%      15.85%         7.73%        4.81%      12.54%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
REIT INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



TOTAL INVESTMENT RETURNS: MAY 13, 1996-JANUARY 31, 2000
----------------------------------------------------------
                   REIT INDEX FUND               MORGAN
                                                 STANLEY
                                                REIT INDEX
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1997        26.6%       3.7%        30.3%        30.7%
1998        11.0        6.1         17.1         16.5
1999       -22.7        5.4        -17.3        -17.6
2000        -8.3        7.3         -1.0        -1.2
----------------------------------------------------------

See Financial Highlights table on page 47 for dividend, capital gains, and return of capital information since the fund's inception.


CUMULATIVE PERFORMANCE: MAY 13, 1996-JANUARY 31, 2000
---------------------------------------------------------------
           REIT Index      Average Real         Morgan Stanley
             Fund          Estate Fund          REIT Index
1996 05     10000            10000                 10000
1996 07     10270            10074                 10276
1996 10     11186            10932                 11201
1997 01     13032            12618                 13066
1997 04     12636            12184                 12664
1997 07     14067            13968                 14081
1997 10     14825            14683                 14842
1998 01     15258            14981                 15217
1998 04     14873            14916                 14797
1998 07     13719            13685                 13644
1998 10     12963            12620                 12913
1999 01     12616            12554                 12546
1999 04     13544            13514                 13442
1999 07     13174            13288                 13057
1999 10     12224            12101                 12131
2000 01     12485            12270                 12391

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED JANUARY 31, 2000
                                                                ---------------------------------           FINAL VALUE OF A
                                                                  1 YEAR              SINCE INCEPTION      $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------
         REIT Index Fund*                                          -1.04%                  6.15%                  $12,485
         Average Real Estate Fund**                                -2.26                   5.66                    12,270
         Morgan Stanley REIT Index                                 -1.24                   5.93                    12,391
-----------------------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                       INCEPTION                          --------------------------------
                                                          DATE              1 YEAR        CAPITAL       INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
REIT Index Fund**                                      5/13/1996           -4.04%         -0.27%        6.39%       6.12%
--------------------------------------------------------------------------------------------------------------------------


 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FINANCIAL STATEMENTS
JANUARY 31, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. The REIT Index Fund lists its security holdings in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------
                                                   MARKET
                                                   VALUE*
ENERGY FUND                          SHARES         (000)
------------------------------------------------------------
COMMON STOCKS (95.0%)
------------------------------------------------------------
UNITED STATES (71.7%)
------------------------------------------------------------
ENERGY MISCELLANEOUS (6.0%)
   Ashland, Inc.                    600,000     $  19,537
   Sunoco, Inc.                     639,967        14,759
   Tosco Corp.                      500,000        12,844
   Valero Energy Corp.              500,000        11,344
                                                -----------
                                                   58,484
                                                -----------
------------------------------------------------------------
MACHINERY--OIL WELL EQUIPMENT &
  SERVICES (17.9%)
   Baker Hughes, Inc.             1,250,000        30,781
   Schlumberger Ltd.                497,300        30,366

-  Weatherford International, Inc.  759,999        28,547
   Halliburton Co.                  600,000        21,600

-  Noble Drilling Corp.             700,000        20,519
-  Rowan Cos., Inc.                 778,800        17,669
-  Nabors Industries, Inc.          427,500        12,665
-  Cooper Cameron Corp.             250,300        12,390
                                                -----------
                                                  174,537
                                                -----------
MATERIALS & PROCESSING (0.5%)
   Fluor Corp.                      125,000         4,992
                                                -----------

OFFSHORE DRILLING (1.2%)
   ENSCO International, Inc.        500,000        11,437
                                                -----------

OIL--CRUDE PRODUCERS (11.3%)
   Vastar Resources, Inc.           487,200        27,101
   Pogo Producing Co.               685,000        15,455
   Anadarko Petroleum Corp.         400,000        13,125
   EOG Resources, Inc.              654,400        10,389
   Ultramar Diamond
    Shamrock Corp.                  431,900         9,448
-  Ocean Energy, Inc.             1,000,000         8,938
-  Santa Fe Snyder Corp.          1,077,900         7,882
   Devon Energy Corp.               220,000         7,727
   Union Pacific Resources
    Group, Inc.                     500,000         5,500
-  Barrett Resources Corp.          163,700         4,839
                                                -----------
                                                  110,404
                                                -----------

OIL--INTEGRATED DOMESTIC (23.2%)
   Unocal Corp.                   1,200,000        34,350
   Chevron Corp.                    400,000        33,425
   USX-Marathon Group             1,114,200        28,621
   Kerr-McGee Corp.                 455,500        25,223
   Phillips Petroleum Co.           600,000        24,525
   Murphy Oil Corp.                 395,100        22,669
   Amerada Hess Corp.               400,000        21,275
   Occidental Petroleum Corp.     1,000,000        19,875
   Atlantic Richfield Co.           200,000        15,400
                                                -----------
                                                  225,363
                                                -----------
OIL--INTEGRATED INTERNATIONAL (7.7%)
   Exxon Mobil Corp.                500,000        41,750
   Texaco Inc.                      628,388        33,226
                                                -----------
                                                   74,976
                                                -----------


------------------------------------------------------------
                                                    MARKET
                                                    VALUE*
                                    SHARES          (000)
------------------------------------------------------------
UTILITIES--GAS PIPELINES (2.6%)
   Equitable Resources, Inc.        719,300     $  24,816

OTHER (1.3%)
   McDermott International, Inc.  1,284,200        12,681
                                                -----------
------------------------------------------------------------
TOTAL UNITED STATES                               697,690
------------------------------------------------------------
INTERNATIONAL (23.3%)
------------------------------------------------------------
CANADA (12.2%)
   Suncor Energy, Inc.              658,700        28,050
   Alberta Energy Co., Ltd.         750,000        22,000
   Imperial Oil Ltd.                900,000        17,486
-  Petro-Canada                   1,100,000        16,399
-  Anderson Exploration Ltd.      1,012,401        11,879
-  Paramount Resources Ltd.       1,080,900        10,817
   PanCanadian Petroleum Ltd.       283,400         4,372
-  Talisman Energy, Inc.            155,000         4,119
   Burlington Resources Canada      100,000         3,158
                                                  ----------
                                                  118,280
                                                  ----------
FRANCE (2.2%)
-  Total Fina SA ADR                350,000        21,788
                                                  ----------
ITALY (2.1%)
   ENI SpA ADR                      430,500        20,368
                                                  ----------
NORWAY (2.2%)
   Norsk Hydro ASA ADR              550,000        21,862
                                                  ----------
SPAIN (1.1%)
   Repsol SA ADR                    577,500        10,973
                                                  ----------
UNITED KINGDOM (3.5%)
   Shell Transport & Trading
    Co. ADR                         600,000        26,325
   Burmah Castrol PLC               249,962         3,877
   Lasmo PLC                      2,000,000         3,420
                                                  ----------
                                                   33,622
                                                  ----------

------------------------------------------------------------
TOTAL INTERNATIONAL                               226,893
------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $768,450)                                924,583
------------------------------------------------------------


------------------------------------------------------------
                                    FACE
                                    AMOUNT
                                    (000)
------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.8%)
------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.73%, 2/1/2000
   (COST $47,181)                   $47,181        47,181
------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $815,631)                                971,764
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
------------------------------------------------------------
Other Assets--Note C                                4,560
Liabilities                                        (2,833)
                                                  ----------
                                                    1,727
------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------
Applicable to 45,842,871 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                     $973,491
============================================================
NET ASSET VALUE PER SHARE                          $21.24
============================================================

*See Note A in Notes to Financial Statements.
 -  Non-Income-Producing Security.
ADR--American Depositary Receipt.

------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
------------------------------------------------------------
 Paid in Capital                   $817,094      $17.82
 Overdistributed Net Investment
   Income--Note G                      (404)       (.01)
 Accumulated Net Realized
   Gains--Note G                        668         .02
 Unrealized Appreciation--Note F    156,133        3.41
------------------------------------------------------------
 NET ASSETS                        $973,491      $21.24
============================================================


------------------------------------------------------------
                                                 MARKET
GOLD AND PRECIOUS                                VALUE*
METALS FUND                      SHARES          (000)
------------------------------------------------------------
COMMON STOCKS (97.8%)
------------------------------------------------------------
AUSTRALIA (32.9%)
   M.I.M. Holdings Ltd.          28,000,000      $  24,644
-  Newcrest Mining Ltd.           9,000,000         22,214
   WMC Ltd.                       3,050,000         15,496
   Delta Gold Ltd.                9,500,000         12,578
   Sons of Gwalia Ltd.            3,500,000         10,715
-  Lihir Gold Ltd.               17,000,000          8,457
   Ashton Mining Ltd.            13,000,000          6,218
   Rio Tinto Ltd.                   300,000          5,329
   Goldfields Ltd.                5,163,227          3,392
-  Aurora Gold Ltd.               9,950,000          1,967
-  Star Mining Corp. NL          26,000,000            547
-  Tanami Gold NL                 3,600,000            298
-  Bougainville Copper Ltd.       2,000,000            223
-  Masmindo Mining Corp. NL         127,230             12
-  Australian Resources Ltd.     16,250,000              0
                                                 ---------
                                                  112,090
                                                 ---------
CANADA (10.1%)
  Franco-Nevada Mining
    Corp., Ltd.                   1,750,000        25,364
-  Aber Resources Ltd.              980,000         5,479
   Placer Dome Inc.                 300,000         2,609
-  Geomaque Explorations Ltd.     3,000,000           828
-  Vengold, Inc.                    100,000            25
-  Princess Resources Ltd.        5,684,000             0
                                                  ---------
                                                   34,305
                                                  ---------
SOUTH AFRICA (22.7%)
   Impala Platinum Holdings
    Ltd. ADR                        850,000        36,550
   Anglo American Platinum
    Corp. ADR                       953,400        28,125
   Anglogold Ltd. ADR               450,000        10,800
   Harmony Gold Mining Co.
    Ltd. ADR                        348,000         1,870
                                                  ---------
                                                   77,345
                                                  ---------
UNITED KINGDOM (5.1%)
   Lonmin PLC                       900,000         9,847
   Rio Tinto PLC                    400,000         7,495
                                                  ---------
                                                   17,342
                                                  ---------
UNITED STATES (27.0%)
-  Stillwater Mining Co.            750,000        26,719
   Newmont Mining Corp.             928,125        18,911
-  Freeport-McMoRan Copper &
    Gold, Inc. Class A            1,010,000        16,160
   Homestake Mining Co.           2,100,000        13,912
   Barrick Gold Corp.               575,000         9,416
-  Royal Gold, Inc.                 800,000         3,200
   Freeport-McMoRan Copper &
    Gold, Inc. Gold Denomination
    Shares Pfd.                     150,000         3,009
-  Crown Resources Corp.            600,000           619
-  Atlas Corp.                    1,000,000            30
                                                  ---------
                                                   91,976
                                                  ---------
-----------------------------------------------------------

TOTAL COMMON STOCKS
   (COST $366,814)                                333,058
-----------------------------------------------------------
                                     FACE
                                   AMOUNT
                                    (000)           (0000)
-----------------------------------------------------------
PRECIOUS METALS (0.3%)
-----------------------------------------------------------
-  Platinum Bullion (2,009 Ounces)
    (COST $1,213)                                     985
-----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.8%)
-----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.73%, 2/1/2000                 $  8,256         8,256
   5.73%, 2/1/2000--Note H           14,879        14,879
-----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $23,135)                                  23,135
-----------------------------------------------------------
TOTAL INVESTMENTS (104.9%)
   (COST $391,162)                                357,178
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.9%)
-----------------------------------------------------------
Other Assets--Note C                                  528
Security Lending Collateral Payable
   to Brokers--Note H                             (14,879)
Other Liabilities                                  (2,300)
                                                  ---------
                                                  (16,651)
-----------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------
Applicable to 44,410,322 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                     $340,527
===========================================================
NET ASSET VALUE PER SHARE                           $7.67
===========================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.


-----------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
-----------------------------------------------------------
 Paid in Capital                   $489,581        $11.02
 Undistributed Net Investment

   Income--Note G                       170            --
 Accumulated Net Realized
   Losses--Note G                  (115,239)        (2.59)
 Unrealized Depreciation--Note F

   Investment Securities            (33,984)         (.76)
   Foreign Currencies                    (1)           --
-----------------------------------------------------------
 NET ASSETS                        $340,527       $  7.67
===========================================================


-----------------------------------------------------------
                                                     MARKET
                                                     VALUE*
HEALTH CARE FUND                     SHARES          (000)
-----------------------------------------------------------
COMMON STOCKS (90.8%)
-----------------------------------------------------------
UNITED STATES (68.5%)
-----------------------------------------------------------
BIOTECH RESEARCH & PRODUCTION (3.2%)
-  IDEC Pharmaceuticals Corp.     1,325,000       $ 167,198
-  Human Genome Sciences, Inc.      873,000          85,554
-  Quintiles Transnational Corp.  2,037,200          53,858
   IDEXX Laboratories Corp.       1,070,000          16,117
-  Cephalon, Inc.                   290,000          10,295
   Baxter International, Inc.        67,500           4,312
                                                  ---------
                                                    337,334
                                                  ---------
CONSUMER STAPLES (0.1%)
   Rite Aid Corp.                 1,000,000           7,062
                                                  ---------
DRUGS & PHARMACEUTICALS (37.5%)
-  Immunex Corp.                  4,770,200         623,704
   Warner-Lambert Co.             4,683,577         444,647
   Pharmacia & Upjohn, Inc.       9,377,800         440,757
   American Home Products Corp.   8,011,000         377,018
   Abbott Laboratories            7,154,500         233,416
   Johnson & Johnson              2,551,000         219,545
   Pfizer, Inc.                   5,815,000         211,521
   Merck & Co., Inc.              2,490,000         196,243
   Allergan, Inc.                 3,418,600         194,860
   Bristol-Myers Squibb Co.       2,884,500         190,377
-  Genzyme Corp.                  3,027,920         157,452
   Cardinal Health, Inc.          3,174,472         151,779
-  Gilead Sciences, Inc.          2,012,481          94,209
-(1)Vertex Pharmaceuticals, Inc.  1,927,700          79,036
-(1)AmeriSource Health Corp.      3,346,600          60,657
-(1)Perrigo Co.                   5,322,320          45,739
   Eli Lilly & Co.                  670,000          44,806
   Mylan Laboratories, Inc.       1,445,000          38,473
-  Pharmacyclics, Inc.              738,000          36,946
   Bergen Brunswig Corp. Class A  5,568,412          36,543
   Alpharma, Inc. Class A           848,313          28,843
   Glaxo Wellcome PLC ADR           500,000          26,375
-  Forest Laboratories, Inc.        326,400          22,032
-  Alliance Pharmaceutical Corp.  1,727,588          19,975
   Schering-Plough Corp.            340,000          14,960
-  Cor Therapeutics, Inc.           530,000          14,045
-  Triangle Pharmaceuticals, Inc.   564,800          11,084
-  Magainin Pharmaceuticals, Inc. 1,328,100           3,984
-  BioCryst Pharmaceuticals, Inc.   151,400           3,189
-  Scios, Inc.                      491,750           2,551
-  Crescendo Pharmaceuticals Corp.   51,500             914
-  ALZA Corp.                        18,800             671
                                                -----------
                                                  4,026,351
                                                -----------
ELECTRONICS--MEDICAL SYSTEMS (1.2%)
-(1)Haemonetics Corp.             1,983,900          51,705
-  IDX Systems Corp.              1,109,200          42,219
   Datascope Corp.                  342,100          12,358
   Varian Medical Systems, Inc.     253,000           9,646
-  SpaceLabs Medical, Inc.          326,200           5,423
-  Protocol Systems, Inc.           273,000           2,576
-  ADAC Laboratories                196,000           2,572
                                                -----------
                                                    126,499
                                                -----------
FINANCIAL SERVICES
-  American Medical Security
    Group, Inc.                     678,000           3,814
                                                -----------
HEALTH & PERSONAL CARE (3.1%)
(1) McKesson HBOC, Inc.          14,495,250         298,059
-(1)Syncor International Corp.      856,559          20,772
   Omnicare, Inc.                 1,000,000          10,563
-  American Retirement Corp.        637,000           4,459
                                                -----------
                                                    333,853
                                                -----------
HEALTH CARE FACILITIES (5.8%)
   Columbia/HCA
    Healthcare Corp.             10,667,620         291,359
-  Tenet Healthcare Corp.         7,835,000         178,246
-(1)Quest Diagnostics, Inc.       2,312,000          78,608
-  HEALTHSOUTH Corp.              6,000,000          33,000
-  Laboratory Corp. of America    3,796,216          12,575
   Triad Hospitals, Inc.            691,715          11,846
-  Beverly Enterprises, Inc.      3,030,000          11,173
   LifePoint Hospitals, Inc.        691,715           9,338
                                                -----------
                                                    626,145
                                                -----------

HEALTH CARE MANAGEMENT SERVICES (5.5%)
   United Healthcare Corp.        4,510,000         239,030
-(1)Humana, Inc.                 11,445,000          91,560
   Aetna Inc.                     1,455,000          77,479
   Shared Medical Systems Corp.   1,100,000          48,675
-(1)Cerner Corp.                  2,006,600          39,881
-  Quorum Health Group, Inc.      2,145,000          20,579
-  Wellpoint Health Networks Inc.
    Class A                         300,000          20,400
-(1)Sierra Health Services        2,189,600          15,738
-  Trigon Healthcare, Inc.          300,000           9,131
-  Universal Health Services
    Class B                         200,000           8,938
-  Foundation Health Systems
    Class A                         863,100           8,847
-  Mid Atlantic Medical
    Services, Inc.                  500,000           5,000
-  Pediatrix Medical Group, Inc.    414,100           3,779
   United Wisconsin Services, Inc.  678,000           3,221
                                                -----------
                                                    592,258
                                                -----------
MATERIALS & PROCESSING (1.5%)
   Sigma-Aldrich Corp.            4,686,300         156,991
   Delta & Pine Land Co.            307,300           5,070
                                                -----------
                                                    162,061
                                                -----------
MEDICAL & DENTAL INSTRUMENTS &
 SUPPLIES (5.3%)
   Becton, Dickinson & Co.        5,174,900         135,518
   C.R. Bard, Inc.                1,937,900          86,721
-  Boston Scientific Corp.        3,371,500          69,959
   Beckman Coulter, Inc.          1,244,700          65,113

-  St. Jude Medical, Inc.         2,551,300          63,304
   Biomet, Inc.                   1,345,300          53,560

(1)Owens & Minor, Inc. Holding
  Co.                             2,006,100          18,180
-  Ventana Medical Systems, Inc.    614,400          15,130
-  PSS World Medical, Inc.        2,000,000          12,625
   DENTSPLY International Inc.      500,000          12,375
-  STERIS Corp.                   1,150,000          12,075
-  Henry Schein, Inc.               721,500           9,515
   Varian, Inc.                     253,000           7,274

                                       33

-----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
HEALTH CARE FUND                     SHARES         (000)
-----------------------------------------------------------
-(1)Cohesion Technologies, Inc.     525,800       $ 5,061
-(1)E-Z-EM, Inc. Class B            304,344         2,435
-(1)E-Z-EM, Inc. Class A            219,258         1,699
                                                -----------
                                                  570,544
                                                -----------
MEDICAL SERVICES (0.8%)
-  Covance, Inc.                  2,495,100        34,464
-(1)Coventry Health Care Inc.     3,785,000        27,441
-(1)PAREXEL International Corp.   1,388,200        18,394
                                                -----------
                                                   80,299
                                                -----------
MISCELLANEOUS HEALTH CARE (0.4%)
   Mallinckrodt, Inc.             1,397,900        40,277
                                                -----------


PRODUCER DURABLES (0.1%)
   Pall Corp.                       704,600        12,991
                                                -----------


TECHNOLOGY
-  DAOU Systems, Inc.               513,500         1,829
                                                -----------


OTHER (4.0%)
   Monsanto Co.                  10,292,300       363,447
-  Thermo Electron Corp.          3,300,000        57,131
   Carter-Wallace, Inc.             230,000         4,384
   Carter-Wallace, Inc. Class B      24,000           457
                                                -----------
                                                  425,419
                                                -----------
-----------------------------------------------------------
TOTAL UNITED STATES                             7,346,736
-----------------------------------------------------------
INTERNATIONAL (22.3%)
-----------------------------------------------------------
JAPAN (10.0%)
   Fujisawa Pharmaceutical
    Co., Ltd.                     9,123,000       263,356
   Takeda Chemical
    Industries Ltd.               2,450,000       132,752
   Eisai Co., Ltd.                6,806,000       127,165
   Chugai Pharmaceutical
    Co., Ltd.                     6,981,000       101,739
   Yamanouchi
    Pharmaceuticals Co., Ltd.     2,180,000        95,720
   Banyu Pharmaceutical Co.       5,750,000        94,972
   Shionogi & Co., Ltd.           4,753,000        69,269
   Sankyo Co., Ltd.               2,450,000        57,450
   Tanabe Seiyaku Co., Ltd.       5,825,000        40,433
   Daiichi Pharmaceutical
    Co., Ltd.                     2,900,000        39,148
   Olympus Optical Co., Ltd.      2,600,000        34,856
   Terumo Corp.                     326,000         8,010
   Ono Pharmaceutical Co., Ltd.     200,000         5,942
                                                -----------
                                                1,070,812
                                                -----------
UNITED KINGDOM (6.9%)
   AstraZeneca Group PLC ADR      7,086,372       269,282
-  SmithKline Beecham PLC ADR     3,624,500       221,095
   AstraZeneca Group PLC          3,731,500       137,419
   Nycomed Amersham PLC          12,565,820        79,180
   SSL International PLC          2,000,000        20,261
-  Oxford GlycoSciences PLC         375,000         5,045
   Boots Co. PLC                    603,342         4,880
   Celltech Group PLC                97,845         1,308
                                                -----------
                                                  738,470
                                                -----------
OTHER (5.4%)
   Aventis SA ADR                 2,052,615       110,841
   Novartis AG (Registered)          71,747        88,564
   Roche Holdings AG                  8,000        86,633
   Bayer AG ADR                   1,921,500        75,419
   Novo Nordisk A/S B Shares        500,000        61,125
   Bayer AG                       1,328,300        51,880
   Aventis SA                       675,168        35,737
   Schering AG                      213,470        24,227
   Sanofi-Synthelabo SA             615,004        23,166
   Gambro AB                      1,000,000         7,961
   The Ares-Serono Group              3,000         7,666
   Axcan Pharma Inc.              1,200,000         6,791
                                                -----------
                                                  580,010
                                                -----------
-----------------------------------------------------------
TOTAL INTERNATIONAL                             2,389,292
-----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $6,748,583)                            9,736,028
-----------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.2%)
-----------------------------------------------------------
   Laboratory Corp. 8.50% Cvt. Pfd.
    (COST $23,484)                  358,721        22,420
-----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
-----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.1%)
-----------------------------------------------------------
COMMERCIAL PAPER (3.1%)
Associates Corp.
  5.593%, 2/9/2000                $  75,000        74,905
  5.593%, 2/10/2000                 105,000       104,856
General Electric Capital Corp.
5.724%, 2/16/2000                    50,000        49,883
General Electric Co.
5.724%, 2/16/2000                   100,000        99,766
                                                -----------
                                                  329,410
                                                -----------


REPURCHASE AGREEMENTS (4.6%)
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.73%, 2/1/2000--Note H           22,215        22,215
J. P. Morgan Securities Inc.
   5.66%, 2/1/2000
   (Dated 1/31/2000, Repurchase
   Value $477,584,000, collateralized
   by U.S. Treasury Bonds,
   6.00%-11.25%,
   2/15/2015-8/15/2027)             477,509       477,509
                                                -----------
                                                  499,724
                                                -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (1.4%)
Federal Home Loan Bank
   5.608%, 2/7/2000                 150,000       149,862
-----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $978,999)                                978,996
-----------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $7,751,066)                           10,737,444
-----------------------------------------------------------

-----------------------------------------------------------
                                                    MARKET
                                                    VALUE*
                                                    (000)
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
Other Assets--Note C                               61,999
Liabilities--Note H                               (72,964)
                                                -----------
                                                  (10,965)
-----------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------
Applicable to 108,532,485 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                  $10,726,479
===========================================================

NET ASSET VALUE PER SHARE                        $98.83
===========================================================
 *See Note A in Notes to Financial Statements.
 -Non-Income-Producing Security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $854,965,000.
ADR--American Depositary Receipt.

-----------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
-----------------------------------------------------------
 Paid in Capital                $ 7,057,207        $65.02
 Undistributed Net Investment
   Income--Note G                     2,213           .02
 Accumulated Net Realized
   Gains--Note G                    677,358          6.24
 Unrealized Appreciation--Note F
   Investment Securities          2,986,378         27.52
   Foreign Currencies and
     Forward Currency Contracts       3,323           .03
-----------------------------------------------------------
 NET ASSETS                     $10,726,479        $98.83
===========================================================

-----------------------------------------------------------
                                                    MARKET
                                                    VALUE*
UTILITIES INCOME FUND               SHARES          (000)
-----------------------------------------------------------
COMMON STOCKS (87.0%)
-----------------------------------------------------------
ELECTRICAL (42.6%)
   DQE Inc.                         827,930      $ 38,602
   Montana Power Co.                934,400        37,843
   Unicom Corp.                     800,000        31,300
   Pinnacle West Capital Corp.      994,300        30,699
   New England Electric System      467,100        24,698
   Duke Energy Corp.                377,220        21,784
   Edison International             750,000        21,750
   DPL Inc.                         983,000        18,861
   PECO Energy Corp.                375,000        15,609
   Northeast Utilities              750,000        15,375
   CMS Energy Corp.                 500,000        15,000
   NiSource, Inc.                   631,000        11,595
   Endesa S.A. ADR                  599,800        11,246
   Constellation Energy Group       350,000        10,544
   GPU, Inc.                        358,700        10,402
   Texas Utilities Co.              275,000         9,728
   ScottishPower PLC ADR            319,000         8,832
   PowerGen PLC ADR                 254,500         7,667
   CH Energy Group, Inc.            216,300         6,705
   Cinergy Corp.                    200,000         4,975
   Minnesota Power, Inc.            230,000         3,867
   National Power PLC ADR           150,000         3,600
   Public Service Co. of
    New Mexico                      200,000         3,175
                                                -----------
                                                  363,857
                                                -----------
GAS DISTRIBUTION (5.0%)
   National Fuel Gas Co.            400,000        17,825
   KeySpan Corp.                    450,000        10,547
   Sempra Energy                    224,071         4,159
   ONEOK, Inc.                      145,400         3,799
   MCN Energy Group Inc.            104,800         2,699
   Peoples Energy Corp.              75,000         2,344
   Public Service Co. of
    North Carolina, Inc.             39,300         1,282
                                                -----------
                                                   42,655
                                                -----------
GAS PIPELINES (12.7%)
   Enron Corp.                      600,000        40,463
   El Paso Energy Corp.             636,400        20,524
   Dynegy, Inc.                     500,000        15,500
   Williams Cos., Inc.              400,000        15,500
   Columbia Energy Group            237,500        15,437
   Westcoast Energy Inc.            100,000         1,488
                                                -----------
                                                  108,912
                                                -----------
INTEGRATED OILS (0.7%)
   Coastal Corp.                    175,000         6,453
                                                -----------


TELECOMMUNICATIONS (21.2%)
   AT&T Corp.                       375,000        19,781
   British Telecommunications
    PLC ADR                          99,000        19,404
   Sprint Corp.                     284,200        18,384
   ALLTEL Corp.                     255,000        17,021
   SBC Communications Inc.          367,200        15,836
   GTE Corp.                        200,000        14,663
   Bell Atlantic Corp.              220,000        13,626
   Vodafone AirTouch PLC ADR        225,000        12,600
   BCE, Inc.                        120,000        12,262
   BroadWing Inc.                   300,000        11,400
   BellSouth Corp.                  230,200        10,834
   Telecom Corp. of New Zealand
    Ltd. ADR                        250,800         8,402
   U S WEST, Inc.                   100,000         6,650
                                                -----------
                                                  180,863
                                                -----------
WATER (3.0%)
   Suez Lyonnaise des Eaux          125,000        18,039
   American Water Works Co., Inc.   296,300         7,185
                                                -----------
                                                   25,224
                                                -----------
OTHER (1.8%)
   MDU Resources Group, Inc.        300,000         5,944
   UtiliCorp United, Inc.           285,750         5,590
   BCT.Telus Communications, Inc.   100,912         2,647
   BCT.Telus Communications, Inc.
     (non-voting)                    33,637           841
                                                -----------
                                                   15,022
                                                -----------
-----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $602,836)                                742,986
-----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
-----------------------------------------------------------
CORPORATE BONDS (9.2%)
-----------------------------------------------------------
ELECTRIC (6.3%)
Alabama Power Co.
   5.35%, 11/15/2003                 $2,000         1,858
Appalachian Power Co.
   6.60%, 5/1/2009                    2,000         1,804
Arizona Public Service Co.
   6.25%, 1/15/2005                   2,000         1,868
Baltimore Gas & Electric Co.
   7.50%, 1/15/2007                   4,000         3,949
Carolina Power & Light Co.
   8.625%, 9/15/2021                  2,000         2,182
Central Power & Light Co.
   7.25%, 10/1/2004                   2,000         1,946
Consolidated Edison Co. of
   New York, Inc.
   6.45%, 12/1/2007                   4,000         3,705
Duke Energy Corp.
   6.625%, 2/1/2003                   4,000         3,910
Florida Power & Light Corp.
   6.00%, 6/1/2008                    4,000         3,613
Florida Power Corp.
   6.75%, 2/1/2028                    2,000         1,773
GTE Southwest Inc.
   6.23%, 1/1/2007                    1,000           926
Kentucky Utilities Co.
   7.92%, 5/15/2007                   2,000         2,005
Louisville Gas & Electric Energy Corp.
   6.00%, 8/15/2003                   2,000         1,912
Northern States Power Co.
   5.75%, 10/1/2003                   2,000         1,886
Oklahoma Gas & Electric Co.
   6.50%, 4/15/2028                   1,275         1,091
PECO Energy
   6.50%, 5/1/2003                    3,000         2,900
PP&L Capital Funding Inc.
   6.79%, 11/22/2004                  2,000         1,904
Pennsylvania Electric Co.
6.125%, 4/1/2009                      2,000         1,775

------------------------------------------------------------
                                     FACE         MARKET
                                   AMOUNT          VALUE
                                    (000)           (000)
------------------------------------------------------------
Potomac Electric Power Co.
6.50%, 9/15/2005                      1,000           944
Public Service Co. of Colorado
7.125%, 6/1/2006                      2,000         1,938
Puget Sound Energy Inc.
6.46%, 3/9/2009                       1,000           919
Virginia Electric & Power Co.
6.00%, 8/1/2001                       2,000         1,961
West Texas Utilities Co.
7.75%, 6/1/2007                       1,500         1,502
Wisconsin Electric Power Co.
   6.625%, 11/15/2006                 2,000         1,891
Wisconsin Power & Light
   5.70%, 10/15/2008                  2,000         1,750
Wisconsin Public Service Corp.
   6.80%, 2/1/2003                    2,000         1,972
                                                -----------
                                                   53,884
                                                -----------
GAS (0.2%)
Atlanta Gas & Light Co.
   5.90%, 10/6/2003                   2,000         1,901
                                                -----------


TELEPHONE (2.7%)
AT&T Corp.
   7.00%, 5/15/2005                   2,000         1,958
Bell Atlantic Pennsylvania, Inc.
   6.625%, 9/15/2002                  3,500         3,443
Chesapeake & Potomac
   Telephone Co.
   8.30%, 8/1/2031                    1,000         1,029
GTE California Inc.
   6.70%, 9/1/2009                    2,000         1,877
GTE Corp.
   7.51%, 4/1/2009                    1,000           988
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                   2,000         1,895
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                    2,000         2,053
New York Telephone Co.
   8.625%, 11/15/2010                 1,000         1,062
Pacific Bell
   6.625%, 11/1/2009                  2,000         1,874
Southwestern Bell Telephone Co.
   6.625%, 4/1/2005                   3,000         2,883
Sprint Capital Corp.
   5.70%, 11/15/2003                  1,000           940
United Telephone Co. of Florida
   6.25%, 5/15/2003                   2,000         1,923
WorldCom Inc.
   6.40%, 8/15/2005                   1,000           948
                                                -----------
                                                   22,873
                                                -----------
-----------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $82,954)                                  78,658
-----------------------------------------------------------
FOREIGN BOND (U.S. DOLLAR-DENOMINATED)(0.2%)
-----------------------------------------------------------
United Utilities PLC
   6.45%, 4/1/2008
   (COST $1,999)                      2,000         1,819
-----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.3%)
-----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.73%, 2/1/2000                   14,203        14,203
   5.73%, 2/1/2000--Note H           39,668        39,668
-----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $53,871)                                  53,871
-----------------------------------------------------------
TOTAL INVESTMENTS (102.7%)
   (COST $741,660)                                877,334
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
-----------------------------------------------------------
Other Assets--Note C                               19,877
Security Lending Collateral Payable
   to Brokers--Note H                             (39,668)
Other Liabilities                                  (3,270)
                                                -----------
                                                  (23,061)
-----------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------
Applicable to 57,201,398 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                     $854,273
-----------------------------------------------------------
NET ASSET VALUE PER SHARE                          $14.93
-----------------------------------------------------------
*See Note A in Notes to Financial Statements.
ADR--American Depositary Receipt.
-----------------------------------------------------------

 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
                                      AMOUNT        PER
                                       (000)      SHARE
-----------------------------------------------------------
 Paid in Capital                   $695,021      $12.15
 Undistributed Net
   Investment Income                    890         .01
 Accumulated Net Realized Gains      22,688         .40
 Unrealized Appreciation--Note F    135,674        2.37
-----------------------------------------------------------
NET ASSETS                         $854,273      $14.93
===========================================================

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
  REIT INDEX FUND                                          SHARES                (000)
--------------------------------------------------------------------------------------
  REAL ESTATE INVESTMENT TRUSTS (98.4%)
--------------------------------------------------------------------------------------
    Equity Office Properties
      Trust REIT                                        2,010,201            $  51,386
    Equity Residential Properties
      Trust REIT                                          981,491               40,732
    Simon Property Group, Inc. REIT                     1,382,876               34,140
    Public Storage, Inc. REIT                           1,086,936               24,660
    ProLogis Trust REIT                                 1,288,390               24,560
    Archstone Communities
      Trust REIT                                        1,119,027               22,450
    Vornado Realty Trust REIT                             657,382               20,584
    Apartment Investment &
      Management Co. Class A REIT                         529,150               20,041
    Spieker Properties, Inc. REIT                         497,500               19,340
    Duke Realty Investments,
      Inc. REIT                                           973,011               19,278
    Avalonbay Communities,
      Inc. REIT                                           512,727               17,689
    Crescent Real Estate, Inc. REIT                       959,400               17,269
    Kimco Realty Corp. REIT                               486,600               17,153
    Boston Properties, Inc. REIT                          541,350               16,241
    Host Marriott Corp. REIT                            1,825,600               16,202
    Cornerstone Properties,
      Inc. REIT                                         1,039,200               14,939
    AMB Property Corp. REIT                               690,100               14,104
    Rouse Co. REIT                                        573,700               12,765
    Liberty Property Trust REIT                           533,900               12,447
    Mack-Cali Realty Corp. REIT                           469,700               11,948
    Post Properties, Inc. REIT                            306,513               11,762
    CarrAmerica Realty Corp. REIT                         532,700               11,553
    General Growth Properties
      Inc. REIT                                           405,300               11,551
    New Plan Excel Realty
      Trust REIT                                          700,961               11,478
    Highwood Properties, Inc. REIT                        499,300               11,359
    Arden Realty Group, Inc. REIT                         505,000               10,668
    Franchise Finance Corp. of
      America REIT                                        441,300               10,591
    FelCor Lodging Trust, Inc. REIT                       525,600                9,461
    Regency Realty Corp. REIT                             478,400                9,359
    Hospitality Properties Trust REIT                     457,700                8,954
    Cousins Properties, Inc. REIT                         248,265                8,891
    HRPT Properties Trust REIT                            886,500                8,311
    Camden Property Trust REIT                            320,526                8,294
    First Industrial Realty Trust REIT                    299,100                8,038
    Weingarten Realty
      Investors REIT                                      212,800                7,940
    United Dominion Realty
      Trust REIT                                          821,076                7,903
    BRE Properties Inc. Class A REIT                      356,100                7,834
    Westfield America, Inc. REIT                          593,700                7,755
    Storage USA, Inc. REIT                                226,900                6,764
    Federal Realty Investment
      Trust REIT                                          326,600                6,512
    Prentiss Properties Trust REIT                        306,800                6,443
    Cabot Industrial Trust REIT                           328,800                6,412
    MeriStar Hospitality Corp. REIT                       387,096                6,315
    Developers Diversified Realty
      Corp. REIT                                          476,400                6,193
    The Macerich Co. REIT                                 271,600                6,128
    Chateau Communities, Inc. REIT                        226,240                5,939
    Reckson Associates Realty
      Corp. REIT                                          296,500                5,856
    CenterPoint Properties Corp. REIT                     154,200                5,464
    Charles E. Smith Residential
      Realty, Inc. REIT                                   153,400                5,446
    Shurgard Storage Centers, Inc.
      Class A REIT                                        236,100                5,253
    Brandywine Realty Trust REIT                          307,100                5,029
    Essex Property Trust, Inc. REIT                       141,300                4,804
    Walden Residential Properties,
      Inc. REIT                                           203,200                4,572
    Realty Income Corp. REIT                              213,800                4,543
    Washington REIT                                       289,500                4,487
    Colonial Properties Trust REIT                        181,000                4,446
    Taubman Co. REIT                                      396,200                4,432
    JDN Realty Corp. REIT                                 269,800                4,418
    Manufactured Home
      Communities, Inc. REIT                              181,800                4,363
    Kilroy Realty Corp. REIT                              224,300                4,360
    PS Business Parks, Inc. REIT                          191,300                4,304
    Gables Residential Trust REIT                         198,100                4,296
    Summit Properties, Inc. REIT                          225,200                4,279
    Sun Communities, Inc. REIT                            136,300                4,225
    CBL & Associates Properties,
      Inc. REIT                                           200,500                4,223
    SL Green Realty Corp. REIT                            192,700                4,191
    Home Properties of New York,
      Inc. REIT                                           153,800                4,162
    Starwood Financial Inc. REIT                          237,015                4,118
    Urban Shopping Centers,
      Inc. REIT                                           142,900                3,983
    Prison Realty Trust, Inc. REIT                        798,800                3,545
    Chelsea GCA Realty, Inc. REIT                         120,500                3,382
    Glenborough Realty Trust,
      Inc. REIT                                           247,600                3,374
    Koger Equity, Inc. REIT                               213,300                3,359
    Mid-America Apartment
      Communities, Inc. REIT                              151,000                3,341
    Alexandria Real Estate
      Equities, Inc. REIT                                 112,200                3,310
    Bradley Real Estate Inc. REIT                         191,840                3,261
    Mills Corp. REIT                                      186,853                3,258
    Pacific Gulf Properties, Inc. REIT                    162,600                3,171
    Pan Pacific Retail Properties,
      Inc. REIT                                           170,400                3,057
    Bedford Property Investors,
      Inc. REIT                                           183,400                3,049
    Cornerstone Realty Income
      Trust, Inc. REIT                                    313,900                2,962
    AMLI Residential Properties
      Trust REIT                                          133,700                2,858
    JP Realty Inc. REIT                                   143,000                2,520
    Commercial Net Lease
      Realty REIT                                         246,000                2,506
    Glimcher Realty Trust REIT                            189,500                2,452
    EastGroup Properties, Inc. REIT                       126,450                2,418
    RFS Hotel Investors, Inc. REIT                        204,300                2,337
    Burnham Pacific Properties,
      Inc. REIT                                           256,100                2,305
    National Golf Properties,
      Inc. REIT                                           103,100                2,294

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                           SHARES                (000)
--------------------------------------------------------------------------------------
    Innkeepers USA Trust REIT                             281,000            $   2,248
    Parkway Properties Inc. REIT                           82,100                2,222
    IRT Property Co. REIT                                 269,200                2,221
    Reckson Associates Realty
      Corp. Class B REIT                                  108,899                2,219
    Great Lakes, Inc. REIT                                134,900                2,175
    Equity Inns, Inc. REIT                                301,400                2,034
    Center Trust, Inc. REIT                               208,600                2,008
    Town & Country Trust REIT                             116,000                1,972
    Sovran Self Storage, Inc. REIT                        101,000                1,913
    U.S. Restaurant Properties,
      Inc. REIT                                           124,600                1,908
    Pennsylvania REIT                                     109,700                1,865
    Capital Automotive REIT                               160,000                1,850
    Boykin Lodging Co. REIT                               143,200                1,718
    Entertainment Properties
      Trust REIT                                          122,700                1,718
    Prime Group Realty Trust REIT                         122,700                1,710
    Lexington Corporate Properties
      Trust REIT                                          145,500                1,537
    Saul Centers, Inc. REIT                               102,100                1,532
    Western Properties Trust REIT                         150,300                1,522
    American Industrial
      Properties REIT                                     143,500                1,498
    LaSalle Hotel Properties REIT                         123,600                1,491
    Associated Estates Realty
      Corp. REIT                                          177,400                1,452
    First Washington Realty
      Trust, Inc. REIT                                     73,200                1,450
    Tanger Factory Outlet Centers,
      Inc. REIT                                            64,300                1,358
    Crown American Realty
      Trust REIT                                          218,900                1,313
    Investors Real Estate Trust REIT                      158,200                1,275
    Konover Property Trust, Inc. REIT                     247,100                1,251
    Winston Hotels, Inc. REIT                             143,075                1,216
    Mid Atlantic Realty Trust REIT                        119,300                1,178
    Golf Trust of America, Inc. REIT                       63,000                1,126
    Corporate Office Properties
      Trust, Inc. REIT                                    120,400                  956
    Phillips International Realty
      Corp. REIT                                           56,000                  928
    Equity One, Inc. REIT                                  88,300                  872
    Grove Property Trust REIT                              68,900                  857
    Jameson Inns, Inc. REIT                               114,500                  844
    Mission West Properties
      Inc. REIT                                           109,500                  821
    Prime Retail, Inc. REIT                               351,208                  812
    Ramco-Gershenson Properties
      Trust REIT                                           59,000                  797
    Correctional Properties Trust REIT                     58,400                  715
    Kranzco Realty Trust REIT                              86,500                  714
    Captec Net Lease Realty, Inc. REIT                     77,600                  621
    Tarragon Realty Investors,
      Inc. REIT                                            24,100                  250
    Wyndham International, Inc.
      Class A REIT                                         86,444                  200
-   Interstate Hotels Corp. REIT                           52,528                  194
    Prime Retail Inc. 8.5% Series B
      Cvt. Pfd. REIT                                       16,100                  151
-   Merry Land Properties, Inc. REIT                       16,985                   81
-   Horizon Group Properties,
      Inc. REIT                                            22,070                   60
--------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
    (COST $1,010,039)                                                          873,202
--------------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.73%, 2/1/2000                                       $13,725               13,725
    5.73%, 2/1/2000--Note H                                 1,741                1,741
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $15,466)                                                              15,466
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
    (COST $1,025,505)                                                          888,668
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                             4,662
Liabilities--Note H                                                             (5,708)
                                                                             ---------
                                                                                (1,046)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 89,552,361 outstanding
    $.001 par value shares of beneficial interest
    (unlimited authorization)                                                $ 887,622
======================================================================================
NET ASSET VALUE PER SHARE                                                    $    9.91
======================================================================================
* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.

--------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------
                                                            AMOUNT                 PER
                                                             (000)               SHARE
--------------------------------------------------------------------------------------
  Paid in Capital                                       $1,070,271           $   11.96
  Overdistributed Net
    Investment Income                                         (515)               (.01)
  Accumulated Net Realized
    Losses--Note G                                         (45,297)               (.51)
  Unrealized Depreciation--Note F                         (136,837)              (1.53)
--------------------------------------------------------------------------------------
  NET ASSETS                                            $  887,622           $    9.91
======================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                GOLD AND                                  UTILITIES
                                                               ENERGY           PRECIOUS                 HEALTH CARE         INCOME
                                                                 FUND        METALS FUND                        FUND           FUND
                                                            -----------------------------------------------------------------------
                                                                                  YEAR ENDED JANUARY 31, 2000
                                                            -----------------------------------------------------------------------
                                                                (000)              (000)                       (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends                                             $ 18,611          $   6,736*                 $   83,262**    $   24,777
      Interest                                                 2,241                516                      52,587           7,760
      Security Lending                                            94                153                         656             290
                                                            -----------------------------------------------------------------------
            Total Income                                      20,946              7,405                     136,505          32,827
                                                            -----------------------------------------------------------------------
EXPENSES
      Investment Advisory Fees--Note B                           646                739                       6,662             587
      The Vanguard Group--Note C
            Management and Administrative                      3,776              1,683                      32,496           2,980
            Marketing and Distribution                           150                 48                       1,508             125
      Custodian Fees                                             148                 92                       1,527              28
      Auditing Fees                                                7                  6                          12               6
      Shareholders' Reports                                       45                 26                         271              32
      Trustees' Fees and Expenses                                  2                  1                          15               1
                                                            -----------------------------------------------------------------------
            Total Expenses                                     4,774              2,595                      42,491           3,759
            Expenses Paid Indirectly--Note D                    (126)                --                      (2,037)           (177)
                                                            -----------------------------------------------------------------------
            Net Expenses                                       4,648              2,595                      40,454           3,582
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         16,298              4,810                      96,051          29,245
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold                              15,813            (21,445)                  1,182,676**        72,354
      Foreign Currencies and Forward Currency Contracts            7               (181)                     (1,675)             --
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      15,820            (21,626)                  1,181,001          72,354
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION)
      Investment Securities                                  169,016             69,959                    (218,558)        (79,341)
      Foreign Currencies and Forward Currency Contracts           --                 (1)                     (2,873)             --
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION)                                         169,016             69,958                    (221,431)        (79,341)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                             $201,134         $   53,142                 $ 1,055,621      $   22,258
===================================================================================================================================

 *Dividends are net of foreign withholding taxes of $177,000.
**Dividend income and realized net gain from affiliated companies were $6,558,000 and $334,087,000, respectively.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 REIT INDEX FUND
                                                                                                     YEAR ENDED JANUARY 31, 2000
                                                                                                                            (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends                                                                                                      $    59,936
      Interest                                                                                                               833
      Security Lending                                                                                                        48
                                                                                                                     -----------
            Total Income                                                                                                  60,817
EXPENSES                                                                                                             -----------
      Investment Advisory Fees--Note B                                                                                        80
      The Vanguard Group--Note C
            Management and Administrative                                                                                  2,729
            Marketing and Distribution                                                                                       180
      Custodian Fees                                                                                                          10
      Auditing Fees                                                                                                            6
      Shareholders' Reports                                                                                                   44
      Trustees' Fees and Expenses                                                                                              1
                                                                                                                     -----------
            Total Expenses                                                                                                 3,050
            Expenses Paid Indirectly--Note D                                                                                  --
                                                                                                                     -----------
            Net Expenses                                                                                                   3,050
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                     57,767
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold                                                                                          (5,512)
      Foreign Currencies and Forward Currency Contracts                                                                       --
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                                  (5,512)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities                                                                                              (67,660)
      Foreign Currencies and Forward Currency Contracts                                                                       --
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                         (67,660)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                      $   (15,405)
================================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------------------
                                                                          ENERGY                             GOLD AND PRECIOUS
                                                                           FUND                                 METALS FUND
                                                           ----------------------------------------------------------------------
                                                                                       YEAR ENDED JANUARY 31,
                                                           ----------------------------------------------------------------------
                                                                  2000                 1999                2000             1999
                                                                  (000)                (000)               (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                $    16,298          $    14,666          $    4,810       $     4,302
      Realized Net Gain (Loss)                                  15,820                  470             (21,626)          (36,317)
      Change in Unrealized Appreciation (Depreciation)         169,016             (231,896)             69,958            (6,079)
                                                           ----------------------------------------------------------------------
            Net Increase (Decrease) in Net Assets
                  Resulting from Operations                    201,134             (216,760)             53,142           (38,094)
DISTRIBUTIONS
      Net Investment Income                                    (16,330)             (15,275)             (4,548)           (4,222)
      Realized Capital Gain                                         --              (18,471)                 --                --
                                                           ----------------------------------------------------------------------
            Total Distributions                                (16,330)             (33,746)             (4,548)           (4,222)
                                                           ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                   302,829              283,737             100,273           134,740
      Issued in Lieu of Cash Distributions                      15,187               31,524               4,175             3,874
      Redeemed*                                               (289,658)            (394,911)           (122,334)         (113,797)
                                                           ----------------------------------------------------------------------
            Net Increase (Decrease) from Capital
                  Share Transactions                            28,358              (79,650)            (17,886)           24,817
---------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)                                213,162             (330,156)             30,708           (17,499)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Year                                        760,329            1,090,485             309,819           327,318
                                                           ----------------------------------------------------------------------
      End of Year                                          $   973,491          $   760,329          $  340,527       $   309,819
=================================================================================================================================
(1)Shares Issued (Redeemed)
      Issued                                                    14,340               13,075              13,115            19,282
      Issued in Lieu of Cash Distributions                         710                1,690                 522               568
      Redeemed                                                 (13,512)             (18,532)            (16,093)          (16,479)
                                                           ----------------------------------------------------------------------
            Net Increase (Decrease) in
                  Shares Outstanding                             1,538               (3,767)             (2,456)            3,371
=================================================================================================================================

*Net of redemption fees of $835,000, $654,000, $348,000, and $461,000, respectively.

------------------------------------------------------------------------------------------------------------------------------
                                                                          HEALTH CARE                       UTILITIES INCOME
                                                                              FUND                               FUND
                                                            ------------------------------------------------------------------
                                                                                         YEAR ENDED JANUARY 31,
                                                            ------------------------------------------------------------------
                                                                     2000                1999              2000           1999
                                                                     (000)               (000)             (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                 $      96,051       $      78,548       $    29,245     $   27,934
      Realized Net Gain (Loss)                                  1,181,001             417,148            72,354         65,412
      Change in Unrealized Appreciation (Depreciation)           (221,431)          1,684,504           (79,341)        52,370
                                                            ------------------------------------------------------------------
            Net Increase (Decrease) in Net Assets
                  Resulting from Operations                     1,055,621           2,180,200            22,258        145,716
                                                            ------------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                                      (101,180)            (74,779)          (30,217)       (29,408)
      Realized Capital Gain                                      (749,950)           (253,199)          (68,750)       (53,436)
                                                            ------------------------------------------------------------------
            Total Distributions                                  (851,130)           (327,978)          (98,967)       (82,844)
                                                            ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                    1,663,504           3,680,601           189,941        268,167
      Issued in Lieu of Cash Distributions                        808,980             311,662            85,243         70,652
      Redeemed*                                                (1,834,838)           (679,962)         (295,885)      (148,945)
                                                            ------------------------------------------------------------------
            Net Increase (Decrease) from Capital
                  Share Transactions                              637,646           3,312,301           (20,701)       189,874
------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)                                   842,137           5,164,523           (97,410)       252,746
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Year                                         9,884,342           4,719,819           951,683        698,937
                                                            ------------------------------------------------------------------
      End of Year                                           $  10,726,479       $   9,884,342       $   854,273     $  951,683
==============================================================================================================================
(1)Shares Issued (Redeemed)
      Issued                                                       17,173              42,315            12,024         16,838
      Issued in Lieu of Cash Distributions                          8,699               3,515             5,792          4,463
      Redeemed                                                    (18,902)             (8,032)          (19,101)        (9,519)
                                                            ------------------------------------------------------------------
            Net Increase (Decrease) in
                  Shares Outstanding                                6,970              37,798            (1,285)        11,782
==============================================================================================================================

*Health Care Fund amounts are net of redemption fees of $3,360,000 and $418,000, respectively.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         REIT INDEX
                                                                                                            FUND
                                                                                                    YEAR ENDED JANUARY  31,
                                                                                             ----------------------------------
                                                                                                   2000                    1999
                                                                                                   (000)                   (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                                                  $   57,767             $    57,718
      Realized Net Gain (Loss)                                                                   (5,512)                (39,785)
      Change in Unrealized Appreciation (Depreciation)                                          (67,660)               (236,893)
                                                                                             ----------------------------------
            Net Increase (Decrease) in Net Assets Resulting from Operations                     (15,405)               (218,960)
                                                                                             ----------------------------------
DISTRIBUTIONS
      Net Investment Income                                                                     (57,949)                (57,832)
      Realized Capital Gain                                                                          --                      --
      Return of Capital                                                                          (9,481)                (12,496)
                                                                                             -----------------------------------
            Total Distributions                                                                 (67,430)                (70,328)
                                                                                             ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                                                    316,761                 374,461
      Issued in Lieu of Cash Distributions                                                       59,804                  63,043
      Redeemed*                                                                                (310,380)               (560,676)
                                                                                             ----------------------------------
            Net Increase (Decrease) from Capital Share Transactions                              66,185                (123,172)
-------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)                                                                 (16,650)               (412,460)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Year                                                                         904,272               1,316,732
                                                                                             ----------------------------------
      End of Year                                                                            $  887,622             $   904,272
===============================================================================================================================
(1)Shares Issued (Redeemed)
      Issued                                                                                     29,923                  29,719
      Issued in Lieu of Cash Distributions                                                        5,923                   5,251
      Redeemed                                                                                  (29,977)                (45,501)
                                                                                             ----------------------------------
            Net Increase (Decrease) in Shares Outstanding                                         5,869                 (10,531)
===============================================================================================================================

 *Net of redemption fees of $439,000 and $1,252,000, respectively.

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ENERGY FUND
                                                                                         YEAR ENDED JANUARY 31,
                                                                 ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                         2000           1999         1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $  17.16       $  22.68     $  23.44      $  17.19      $  13.82
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      NET INVESTMENT INCOME                                          .355            .33          .32           .25           .27
      Net Realized and Unrealized Gain (Loss) on Investments        4.080          (5.08)         .57          6.64          3.68
                                                                 ----------------------------------------------------------------
            Total from Investment Operations                        4.435          (4.75)         .89          6.89          3.95
                                                                 ----------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                          (.355)          (.35)        (.32)         (.24)         (.28)
      Distributions from Realized Capital Gains                        --           (.42)       (1.33)         (.40)         (.30)
                                                                 ----------------------------------------------------------------
            Total Distributions                                     (.355)          (.77)       (1.65)         (.64)         (.58)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $  21.24       $  17.16     $  22.68      $  23.44      $  17.19
=================================================================================================================================
TOTAL RETURN*                                                      25.83%        -21.20%        3.80%        40.32%        28.68%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                         $    973       $    760     $  1,090      $    989      $    505
      Ratio of Total Expenses to Average Net Assets                 0.48%          0.41%        0.38%         0.39%         0.51%
      Ratio of Net Investment Income to Average Net Assets          1.63%          1.46%        1.36%         1.36%         1.55%
      Portfolio Turnover Rate                                         18%            22%          19%           15%           21%
=================================================================================================================================

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      GOLD AND PRECIOUS METALS FUND
                                                                                         YEAR ENDED JANUARY 31,
                                                                ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        2000          1999           1998          1997           1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $   6.61      $   7.53       $  10.94      $  14.07       $  10.71
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                          .11           .10            .14           .13            .17
      Net Realized and Unrealized Gain (Loss) on Investments        1.05          (.93)         (3.42)        (2.98)          3.36
                                                                ------------------------------------------------------------------
            Total from Investment Operations                        1.16          (.83)         (3.28)        (2.85)          3.53
                                                                ------------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                          (.10)         (.09)          (.13)         (.21)          (.17)
      Distributions from Realized Capital Gains                       --            --             --          (.07)            --
                                                                ------------------------------------------------------------------
            Total Distributions                                     (.10)         (.09)          (.13)         (.28)          (.17)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $   7.67      $   6.61       $   7.53      $  10.94       $  14.07
==================================================================================================================================
TOTAL RETURN*                                                     17.49%       -11.06%        -29.85%       -20.51%         33.24%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                        $    341      $    310       $    327      $    463       $    648
      Ratio of Total Expenses to Average Net Assets                0.77%         0.77%          0.62%         0.50%          0.60%
      Ratio of Net Investment Income to Average Net Assets         1.42%         1.33%          1.41%         1.07%          1.38%
      Portfolio Turnover Rate                                        28%           23%            26%           19%             5%
==================================================================================================================================

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              HEALTH CARE FUND
                                                                                           YEAR ENDED JANUARY 31,
                                                                  -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                          2000          1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $  97.32      $  74.02       $  60.65      $  52.09      $  37.01
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                            .92           .86            .80           .71           .61
      Net Realized and Unrealized Gain (Loss) on Investments          8.70         26.36          15.49          9.88         16.06
                                                                  -----------------------------------------------------------------
            Total from Investment Operations                          9.62         27.22          16.29         10.59         16.67
                                                                  -----------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                            (.97)         (.84)          (.78)         (.74)         (.57)
      Distributions from Realized Capital Gains                      (7.14)        (3.08)         (2.14)        (1.29)        (1.02)
                                                                  -----------------------------------------------------------------
            Total Distributions                                      (8.11)        (3.92)         (2.92)        (2.03)        (1.59)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $  98.83      $  97.32       $  74.02      $  60.65      $  52.09
===================================================================================================================================
TOTAL RETURN*                                                       10.57%        37.39%         27.37%        20.65%        45.47%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                          $ 10,726      $  9,884       $  4,720      $  2,846      $  1,654
      Ratio of Total Expenses to Average Net Assets                  0.41%         0.36%          0.40%         0.38%         0.46%
      Ratio of Net Investment Income to Average Net Assets           0.92%         1.13%          1.28%         1.41%         1.57%
      Portfolio Turnover Rate                                          27%           11%            10%            7%           13%
===================================================================================================================================

 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares purchased prior to April 19, 1999).

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       UTILITIES INCOME FUND
                                                                                       YEAR ENDED JANUARY 31,
                                                                ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        2000          1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $  16.27      $  14.97      $  12.93      $  12.84      $  10.42
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                          .49           .55           .58           .58           .56
      Net Realized and Unrealized Gain (Loss) on Investments        (.12)         2.35          2.32           .09          2.42
                                                                ----------------------------------------------------------------
            Total from Investment Operations                         .37          2.90          2.90           .67          2.98
                                                                ----------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                          (.51)         (.59)         (.60)         (.56)         (.56)
      Distributions from Realized Capital Gains                    (1.20)        (1.01)         (.26)         (.02)           --
                                                                ----------------------------------------------------------------
            Total Distributions                                    (1.71)        (1.60)         (.86)         (.58)         (.56)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $  14.93      $  16.27      $  14.97      $  12.93      $  12.84
================================================================================================================================
TOTAL RETURN                                                       2.79%        19.92%        23.17%         5.51%        29.47%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                        $    854      $    952      $    699      $    644      $    781
      Ratio of Total Expenses to Average Net Assets                0.40%         0.38%         0.44%         0.40%         0.44%
      Ratio of Net Investment Income to Average Net Assets         3.13%         3.51%         4.30%         4.63%         4.88%
      Portfolio Turnover Rate                                        47%           55%           41%           38%           35%
================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                        REIT INDEX FUND
                                                                           YEAR ENDED JANUARY 31,                   MAY 13,
                                                                   ------------------------------------           1996,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         2000           1999         1998       JAN. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  10.81       $  13.98     $  12.64            $  10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                            .660           .666         .590                .341
      Net Realized and Unrealized Gain (Loss) on Investments          (.780)        (3.026)       1.520               2.659
                                                                   --------------------------------------------------------
            Total from Investment Operations                          (.120)        (2.360)       2.110               3.000
                                                                   --------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                            (.670)         (.666)       (.590)              (.341)
      Distributions from Realized Capital Gains                          --             --        (.086)              (.005)
      Return of Capital                                               (.110)         (.144)       (.094)              (.014)
                                                                   --------------------------------------------------------
            Total Distributions                                       (.780)         (.810)       (.770)              (.360)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $   9.91       $  10.81     $  13.98            $  12.64
===========================================================================================================================
TOTAL RETURN**                                                       -1.04%        -17.31%       17.08%              30.33%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                         $    888       $    904     $  1,317            $    655
      Ratio of Total Expenses to Average Net Assets                   0.33%          0.26%        0.24%              0.36%+
      Ratio of Net Investment Income to Average Net Assets            5.98%          5.19%        4.66%              5.55%+
      Portfolio Turnover Rate                                           12%            29%           2%                  0%
===========================================================================================================================

 *Inception.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Specialized Funds comprise the Energy, Gold and Precious Metals, Health Care, Utilities Income, and REIT Index Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Energy, Gold and Precious Metals, Health Care, and Utilities Income Funds may invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. Certain investments of the Utilities Income Fund are in debt instruments for which the issuers' abilities to meet their obligations may be affected by economic developments in the utilities industry.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The Health Care Fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. The funds may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Wellington Management Company, LLP, provides investment advisory services to the Energy, Health Care, and Utilities Income Funds for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2000, the investment advisory fees of the Energy, Health Care, and Utilities Income Funds represented an effective annual rate of 0.06% of each fund's average net assets.

     M&G Investment Management Ltd. provides investment advisory services to the Gold and Precious Metals Fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2000, the investment advisory fee represented an effective annual rate of 0.22% of the fund's average net assets.

     The Vanguard Group furnishes investment advisory services to the REIT Index Fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

         -----------------------------------------------------------------------
                               CAPITAL CONTRIBUTION PERCENTAGE     PERCENTAGE OF
                                    TO VANGUARD       OF FUND       VANGUARD'S
         SPECIALIZED FUND              (000)        NET ASSETS    CAPITALIZATION
         -----------------------------------------------------------------------
         Energy                     $   202            0.02%           0.2%
         Gold and Precious Metals        76            0.02            0.1
         Health Care                  2,066            0.02            2.1
         Utilities Income               167            0.02            0.2
         REIT Index                     173            0.02            0.2
         -----------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the funds' investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the funds part of the commissions generated. Such rebates are used solely to reduce the funds' management and administrative expenses. The funds' custodian banks have also agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2000, these arrangements reduced expenses by:

         -----------------------------------------------------------------------
                                        EXPENSE REDUCTION          TOTAL EXPENSE
                                              (000)                REDUCTION AS
                                  ----------------------------     A PERCENTAGE
                                   MANAGEMENT AND    CUSTODIAN      OF AVERAGE
         SPECIALIZED FUND          ADMINISTRATIVE      FEES         NET ASSETS
         -----------------------------------------------------------------------
         Energy                     $   119           $  7             0.01%
         Health Care                  2,015             22             0.02
         Utilities Income               177             --             0.02
         -----------------------------------------------------------------------

E. During the year ended January 31, 2000, purchases and sales of investment securities other than temporary cash investments were:

         -----------------------------------------------------------------------
                                                              (000)
                                              ----------------------------------
         SPECIALIZED FUND                          PURCHASES          SALES
         -----------------------------------------------------------------------
         Energy                                   $   201,196     $   173,584
         Gold and Precious Metals                      93,050         107,328
         Health Care                                2,781,544       2,498,978
         Utilities Income                             426,931         519,063
         REIT Index                                   173,557         106,067
         -----------------------------------------------------------------------

F. At January 31, 2000, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

         -----------------------------------------------------------------------
                                                       (000)
                                    --------------------------------------------
                                                                  NET UNREALIZED
                                    APPRECIATED     DEPRECIATED    APPRECIATION
         SPECIALIZED FUND           SECURITIES      SECURITIES    (DEPRECIATION)
         -----------------------------------------------------------------------
         Energy                    $  221,084     $  (64,951)      $  156,133
         Gold and Precious Metals*     79,946       (114,002)         (34,056)
         Health Care                3,565,220       (578,842)       2,986,378
         Utilities Income             166,426        (30,752)         135,674
         REIT Index                    15,305       (152,142)        (136,837)
         -----------------------------------------------------------------------
         *See Note G.

     At January 31, 2000, the Health Care Fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

        ------------------------------------------------------------------------------------
                                                                 (000)
                                         ---------------------------------------------------
                                          CONTRACT AMOUNT
                                         -------------------
                                         FOREIGN       U.S.   MARKET VALUE IN    UNREALIZED
        CONTRACT SETTLEMENT DATE         CURRENCY    DOLLARS    U.S. DOLLARS    APPRECIATION
        ------------------------------------------------------------------------------------
        Deliver:
         4/25/2000                JPY   20,770,000   $200,092     $196,695          $3,397
        ------------------------------------------------------------------------------------
        JPY--Japanese yen.

Net unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

     At January 31, 2000, the Gold and Precious Metals and Health Care Funds had net unrealized foreign currency losses resulting from the translation of other assets and liabilities of $1,000 and $74,000, respectively.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     During the year ended January 31, 2000, the funds realized net foreign currency gains (losses) that increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net investment income as follows:

         -----------------------------------------------------------------------
                                                             (000)
                                               ---------------------------------
                                               INCREASE (DECREASE) UNDISTRIBUTED
         SPECIALIZED FUND                             NET INVESTMENT INCOME
         -----------------------------------------------------------------------
         Energy                                           $     7
         Gold and Precious Metals                            (181)
         Health Care                                          111
         -----------------------------------------------------------------------

     At January 31, 2000, the Gold and Precious Metals Fund had available realized losses of $115,176,000 to offset future net capital gains of $2,873,000 through January 31, 2005, $19,472,000 through January 31, 2006, $67,666,000 through January 31, 2007, $13,355,000 through January 31, 2008, and $11,810,000 through January 31, 2009. Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2000, the fund included $40,000 of unrealized appreciation on passive foreign investment companies in taxable income. The fund also realized gains on the sale of passive foreign investment companies of $3,188,000, which were included in prior years' distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. The cumulative total of distributions related to passive foreign investment company holdings at January 31, 2000, was $72,000, and is reflected in the balance of undistributed net investment income.

     At January 31, 2000, the REIT Index Fund had available realized losses of $45,297,000 to offset future net capital gains of $7,982,000 through January 31, 2007, and $37,315,000 through January 31, 2008.

H. The market value of securities on loan to broker/dealers at January 31, 2000, and collateral received with respect to such loans were:

         -----------------------------------------------------------------------
                                                               (000)
                                                 -------------------------------
                                                   MARKET VALUE        CASH
                                                     OF LOANED      COLLATERAL
         SPECIALIZED FUND                           SECURITIES       RECEIVED
         -----------------------------------------------------------------------
         Gold and Precious Metals                    $14,628         $14,879
         Health Care                                  20,750          22,215
         Utilities Income                             39,031          39,668
         REIT Index                                    1,666           1,741
         -----------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Specialized Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund, Vanguard Gold and Precious Metals Fund, Vanguard Health Care Fund, Vanguard Utilities Income Fund and Vanguard REIT Index Fund (constituting Vanguard Specialized Funds, hereafter referred to as the "Funds") at January 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 10, 2000

SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD SPECIALIZED FUNDS

This information for the fiscal year ended January 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended January 31, 2000, all of which are designated as 20% rate gain distributions, as follows:

                  ------------------------------------------------------
                                                        CAPITAL GAIN
                                                   DIVIDENDS DISTRIBUTED
                  SPECIALIZED FUND                          (000)
                  ------------------------------------------------------
                  Health Care                             $576,299
                  Utilities Income                          58,869
                  ------------------------------------------------------


     The Gold and Precious Metals Fund has elected to pass through credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on January 31, 2000, are as follows:

                  ---------------------------------------------
                                    GROSS FOREIGN       FOREIGN
                  COUNTRY             DIVIDENDS           TAX
                  ---------------------------------------------
                  Australia           $.0653            $.0025
                  Canada               .0091             .0010
                  Ghana                .0058             .0000
                  South Africa         .0634             .0000
                  United Kingdom       .0053             .0005
                  ---------------------------------------------

     The pass-through of foreign tax credit affected only shareholders on the dividend record date in December 1999. Shareholders received more detailed information along with their Form 1099-DIV in January 2000.

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

                  ------------------------------------------------
                                                        QUALIFYING
                  SPECIALIZED FUND                      PERCENTAGE
                  ------------------------------------------------
                  Energy                                   77.1%
                  Gold and Precious Metals                  5.8
                  Health Care                              20.0
                  Utilities Income                         67.7
                  REIT Index                                0.0
                  ------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
-------------------------------------------------------------------------------------------------------------------------
500 Index Fund                               Growth Index Fund*                           Tax-Managed Capital
Aggressive Growth Fund                       Health Care Fund                               Appreciation Fund*
Capital Opportunity Fund                     Institutional Index Fund*                    Tax-Managed Growth and
Convertible Securities Fund                  International Growth Fund                      Income Fund*
Emerging Markets Stock                       International Value Fund                     Tax-Managed International Fund*
  Index Fund                                 Mid-Cap Index Fund*                          Tax-Managed Small-Cap Fund*
Energy Fund                                  Morgan Growth Fund                           Total International Stock
Equity Income Fund                           Pacific Stock Index Fund                       Index Fund
European Stock Index Fund                    PRIMECAP Fund                                Total Stock Market Index Fund*
Explorer Fund                                REIT Index Fund                              U.S. Growth Fund
Extended Market Index Fund*                  Selected Value Fund                          Utilities Income Fund
Global Equity Fund                           Small-Cap Growth Index Fund*                 Value Index Fund*
Gold and Precious Metals Fund                Small-Cap Index Fund*                        Windsor Fund
Growth and Income Fund                       Small-Cap Value Index Fund*                  Windsor II Fund

BALANCED FUNDS
-------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                        LifeStrategy Growth Fund                     STAR Fund
Balanced Index Fund                          LifeStrategy Income Fund                     Tax-Managed Balanced Fund
Global Asset Allocation Fund                 LifeStrategy Moderate                        Wellesley Income Fund
LifeStrategy Conservative                      Growth Fund                                Wellington Fund
  Growth Fund

BOND FUNDS
-------------------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term                    Intermediate-Term Corporate Fund             Short-Term Corporate Fund*
  Treasury Fund                              Intermediate-Term Tax-Exempt                 Short-Term Federal Fund
Admiral Long-Term Treasury Fund                Fund                                       Short-Term Tax-Exempt Fund
Admiral Short-Term Treasury Fund             Intermediate-Term Treasury Fund              Short-Term Treasury Fund
GNMA Fund                                    Limited-Term Tax-Exempt Fund                 State Tax-Exempt Bond Funds
High-Yield Corporate Fund                    Long-Term Bond Index Fund                      (California, Florida,
High-Yield Tax-Exempt Fund                   Long-Term Corporate Fund                       Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt                 Long-Term Tax-Exempt Fund                      New York, Ohio, Pennsylvania)
  Fund                                       Long-Term Treasury Fund                      Total Bond Market Index Fund*
Intermediate-Term Bond                       Preferred Stock Fund
  Index Fund                                 Short-Term Bond Index Fund


MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------------
Admiral Treasury Money                       State Tax-Exempt Money Market                Tax-Exempt Money Market Fund
  Market Fund                                  Funds (California, New Jersey,             Treasury Money Market Fund
Federal Money Market Fund                      New York, Ohio, Pennsylvania)
Prime Money Market Fund*

VARIABLE ANNUITY PLAN
-------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                           High-Grade Bond Portfolio                    Money Market Portfolio
Diversified Value Portfolio                  High Yield Bond Portfolio                    REIT Index Portfolio
Equity Income Portfolio                      International Portfolio                      Short-Term Corporate Portfolio
Equity Index Portfolio                       Mid-Cap Index Portfolio                      Small Company Growth Portfolio
Growth Portfolio


*Offers Institutional Shares.

  For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group,
                   P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q510-03/24/2000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.